This is filed pursuant to Rule 497(c).
File No. 333-143669.

Prospectus

September 19, 2007

PROSPECTOR FUNDS, INC.

PROSPECTOR CAPITAL APPRECIATION FUND
PROSPECTOR OPPORTUNITY FUND

www.prospectorfunds.com

A family of value oriented mutual funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Investment Products Offered Are Not
FDIC Insured
May Lose Value
Are Not Bank Guaranteed

ABOUT THIS PROSPECTUS

Prospector Capital Appreciation Fund (the “Capital Appreciation Fund”) and Prospector Opportunity Fund (the “Opportunity Fund”) (each a “Fund” and together the “Funds”) are separate series of Prospector Funds, Inc. (the “Company”), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing.  Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

CONTENTS

INVESTMENT OBJECTIVE AND STRATEGIES	3
Capital Appreciation Fund	3
Opportunity Fund	5
FEES AND EXPENSES OF THE FUNDS	7
MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS	9
MANAGEMENT	13
Capital Appreciation Fund	13
Opportunity Fund	13
DIVIDENDS, DISTRIBUTIONS AND SHAREHOLDER TAXES	15
SHAREHOLDER INFORMATION	16

 Please note your application and investment check or wire must be received by September 28, 2007 to receive the opening net asset value of $15.00. If received after that date, you will receive the next calculated net asset value after receipt. Any monies received before that date will be held in escrow without interest and invested on September 28, 2007.

PROSPECTOR FUNDS, INC.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

CAPITAL APPRECIATION FUND

The investment objective of the Capital Appreciation Fund is capital appreciation.

Main Investment Strategies

Under normal market conditions the Capital Appreciation Fund invests primarily in a variety of equity and equity-related  securities, including common stocks, convertible preferred and convertible debt securities.  The Capital Appreciation Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries.  Using a value orientation, the Investment Manager will invest in positions in the U.S. and other developed markets.  The Investment Manager’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on balance sheet strength.  Qualitative factors will also be considered, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model.   The Investment Manager looks for the presence of a catalyst to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.

The Investment Manager believes that fundamental analysis can identify undervalued investment opportunities.  Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized.  The Investment Manager believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest.

The investment program of the Capital Appreciation Fund will focus on value.  The Investment Manager believes that value will typically be manifest in one of four ways: (i) cheap underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (ii) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (iii) depressed stock price (often known as contrarian investing); and (iv) companies with growth characteristics selling substantially less expensive compared to their own history or other similar growers.  Suitable securities often look attractive on more than one measure of value.

Once a company is identified as a potential investment, the Investment Manager examines the capital structure to determine whether any attractive convertible securities are outstanding.   In general, convertible securities: (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) may be subject to less fluctuation in value than the underlying stock because of their income and redemption features, and (iii) provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as “equity substitutes”).  Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock.  The underlying equity need not be a value situation if the downside is well protected by the bond-like characteristics of the particular convertible security.

The distressed securities in which the Capital Appreciation Fund may invest include all types of debt obligations such as corporate bonds, debentures, notes, municipal bonds and, to the extent permitted by applicable laws and regulations, securities issued by troubled foreign issuers, including foreign governments.

In pursuit of its value-oriented strategy, the Capital Appreciation Fund will invest without regard to market capitalization. The Capital Appreciation Fund may also engage in currency transactions as well as transactions involving the purchase and sale of options on securities and other types of derivatives.

BECAUSE THE SECURITIES THE CAPITAL APPRECIATION FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE CAPITAL APPRECIATION FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY.

3

Principal Risks

The Capital Appreciation Fund is subject to several risks, any of which could cause an investor to lose money.

With a portion of the Capital Appreciation Fund’s assets allocated to stocks, the Capital Appreciation Fund is subject to the following associated risk:

●	Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

With a portion of its assets allocated to debt securities, the Capital Appreciation Fund is subject to the following associated risks:

●	Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates;

●	Income Risk, which is the chance that the Capital Appreciation Fund’s income will decline because of falling interest rates; and

●
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

With a portion of its assets allocated to foreign securities, the Capital Appreciation Fund is subject to the following associated risks:

●
Foreign Securities and Emerging Markets Risk, which is the risk associated with investments in foreign countries and emerging markets.  The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

●	Currency Risk, which is the risk the value of foreign securities may be affected by changes in currency exchange rates.

With a portion of its assets allocated to derivatives for risk management or hedging purposes, the Capital Appreciation Fund is subject to the following associated risk:

●	Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Capital Appreciation Fund to greater risks and result in poorer overall performance.

With a portion of its assets allocated to investments in smaller and mid-sized companies, the Capital Appreciation Fund is subject to the following associated risk:

●
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

With a portion of its assets allocated to investments in value securities, the Capital Appreciation Fund is subject to the following associated risk:

●
Value Investing.  Value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

With a portion of its assets allocated to investments in restricted securities, the Capital Appreciation Fund is subject to the following associated risk:

●
Restricted Securities.   Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Due to changing markets or other factors, restricted securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the Securities and Exchange Commission for sale. The Capital Appreciation Fund may not purchase an illiquid security if, at the time of purchase, the Capital Appreciation Fund would have more than 15% of its net assets invested in such securities.

4

Performance Table and Bar Chart

There is no bar chart or performance table for the Capital Appreciation Fund because, as of the date of this prospectus, the Capital Appreciation Fund had not completed a full calendar year of operations.

OPPORTUNITY FUND

The investment objective of the Opportunity Fund is capital appreciation.

Main Investment Strategies

Under normal market conditions the Opportunity Fund invests primarily in a variety of equity and equity-related securities, including common stocks.  The Opportunity Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries.  Using a value orientation, the Investment Manager will invest in positions in the U.S. and other developed markets.  The Investment Manager’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on balance sheet strength.  Qualitative factors will also be considered, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model.  The Investment Manager looks for the presence of a catalyst to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.

The Investment Manager believes that fundamental analysis can identify undervalued investment opportunities.  Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized.  The Investment Manager believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest.

The investment program of the Opportunity Fund will focus on value.  The Investment Manager believes that value will typically be manifest in one of four ways: (i) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (ii) cheap underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (iii) depressed stock price (often known as contrarian investing); and (iv) companies with growth characteristics selling substantially less expensive compared to their own history or other similar growers.  Suitable securities often look attractive on more than one measure of value.

In pursuit of its value-oriented strategy, the Opportunity Fund will invest significantly in small and mid-cap companies.  For the purposes of this investment policy, small to mid-cap companies are defined as companies with market capitalizations at the time of purchase in the range of $150 million to $15 billion. The Investment Manager believes that, within the small to mid-cap universe of equity securities, incremental returns can be achieved by combining a disciplined quantitative approach with traditional fundamental analysis.  The Opportunity Fund has no fixed ratio for small and mid-cap securities in its portfolio, and while its focus is on securities of U.S. companies, it may invest in securities of non-U.S. issuers as well. From time to time, the Opportunity Fund may also invest in convertible preferred and convertible debt securities, although such securities are not expected to be a focus of the Opportunity Fund.

The Opportunity Fund may also engage in currency transactions as well as transactions involving the purchase and sale of options on securities and other types of derivatives.

BECAUSE THE SECURITIES THE OPPORTUNITY FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE OPPORTUNITY FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY.

Principal Risks

The Opportunity Fund is subject to several risks, any of which could cause an investor to lose money.

With a portion of the Opportunity Fund’s assets allocated to stocks, the Opportunity Fund is subject to the following associated risk:

●	Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

5

With a portion of its assets allocated to debt securities, the Opportunity Fund is subject to the following associated risks:

●	Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates;

●	Income Risk, which is the chance that the Opportunity Fund’s income will decline because of falling interest rates; and

●
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

With a portion of its assets allocated to investments in smaller and mid-sized companies, the Opportunity Fund is subject to the following associated risk:

●
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

With a portion of its assets allocated to foreign securities, the Opportunity Fund is subject to the following associated risks:

●
Foreign Securities and Emerging Markets Risk, which is the risk associated with investments in foreign countries and emerging markets.  The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

●	Currency Risk, which is the risk the value of foreign securities may be affected by changes in currency exchange rates.

With a portion of its assets allocated to derivatives for risk management or hedging purposes, the Opportunity Fund is subject to the following associated risk:

●	Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Opportunity Fund to greater risks and result in poorer overall performance.

With a portion of its assets allocated to investments in restricted securities, the Opportunity Fund is subject to the following associated risk:

●
Restricted Securities.  Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Due to changing markets or other factors, restricted securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the Securities and Exchange Commission for sale. Opportunity Fund may not purchase an illiquid security if, at the time of purchase, the Opportunity Fund would have more than 15% of its net assets invested in such securities.

Performance Table and Bar Chart

There is no bar chart or performance table for the Opportunity Fund because, as of the date of this prospectus, the Opportunity Fund had not completed a full calendar year of operations.

6

FEES AND EXPENSES OF THE FUNDS

CAPITAL APPRECIATION FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (Load) imposed on purchases	None
Deferred sales charge (Load)	None
Redemption fee on shares(1) sold within 60 calendar days following their purchase date	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from the Capital Appreciation Fund’s assets)
Management fees	1.10%
Distribution and/or service (12b-1) fees(2)	0.25%
Other expenses(3)	0.28%
Total annual Fund operating expenses	1.73%
Expense reimbursement(4)	(0.23%)
Net annual Fund operating expenses	1.50%

(1)
The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed (unless your shares are involuntarily redeemed for having a low balance). The fee is generally withheld from redemption proceeds and retained by the Capital Appreciation Fund.  Please see “Shareholder Information - Redemption Fee” on page 17 for an explanation of how and when a redemption fee may apply.

(2)
The Capital Appreciation Fund has adopted a Rule 12b-1 Plan that allows it to pay an annual fee of up to 0.25% of the average daily net assets of the Fund to the Distributor for expenses payable to financial institutions that provide distribution and/or shareholder servicing to shareholders.  Under the Rule 12b-1 Plan, the Distributor is reimbursed for distribution and/or shareholder servicing expenses incurred.  Thus, to the extent that the Distributor does not incur such costs, the Capital Appreciation Fund retains the portion of the distribution and/or service (12b-1) fees listed in the table above that otherwise would have been payable to the Distributor.

(3)	Other expenses set forth in this table are based on estimated amounts for the current year.

(4)
The Investment Manager has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit the Net annual Fund operating expenses for the Capital Appreciation Fund to 1.50% of its average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until the third anniversary of the date the Capital Appreciation Fund commences operations, unless the Board of Directors approves its earlier termination or revision. The Investment Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Capital Appreciation Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap. For more information on the Expense Cap, see “Expense Limitation Agreement.”

7

Examples

This example can help you compare the cost of investing in the Capital Appreciation Fund with the cost of investing in other funds.  It assumes

●	You invest $10,000 in the Capital Appreciation Fund for the time periods indicated;

●	Your investment has a 5% return each year; and

●	The Capital Appreciation Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example
After 1 year	$153
After 3 years	$474

OPPORTUNITY FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (Load) imposed on purchases	None
Deferred sales charge (Load)	None
Redemption fee on shares(1) sold within 60 calendar days following their purchase date	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from the Opportunity Fund’s assets)
Management fees	1.10%
Distribution and/or service (12b-1) fees(2)	0.25%
Other expenses(3)	0.28%
Total annual Fund operating expenses	1.73%
Expense reimbursement(4)	(0.23%)
Net annual Fund operating expenses	1.50%

(1)
The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed (unless your shares are involuntarily redeemed for having a low balance). The fee is generally withheld from redemption proceeds and retained by the Opportunity Fund.  Please see “Shareholder Information - Redemption Fee” on page 17 for an explanation of how and when a redemption fee may apply.

(2)
The Opportunity Fund has adopted a Rule 12b-1 Plan that allows it to pay an annual fee of up to 0.25% of the average daily net assets of the Fund to the Distributor for expenses payable to financial institutions that provide distribution and/or shareholder servicing to shareholders.  Under the Rule 12b-1 Plan, the Distributor is reimbursed for distribution and/or shareholder servicing expenses incurred.  Thus, to the extent that the Distributor does not incur such costs, the Opportunity Fund retains the portion of the distribution and/or service (12b-1) fees listed in the table above that otherwise would have been payable to the Distributor.

(3)	Other expenses set forth in this table are based on estimated amounts for the current year.

(4)
The Investment Manager has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit the Net annual Fund operating expenses for the Opportunity Fund to 1.50% of its average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until the third anniversary of the date the Opportunity Fund commences operations, unless the Board of Directors approves its earlier termination or revision. The Investment Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Opportunity Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap. For more information on the Expense Cap, see “Expense Limitation Agreement.”

Examples

This example can help you compare the cost of investing in the Opportunity Fund with the cost of investing in other funds.  It assumes

●	You invest $10,000 in the Opportunity Fund for the time periods indicated;

●	Your investment has a 5% return each year; and

●	The Opportunity Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example
After 1 year	$153
After 3 years	$474

MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS

Principal Investment Focus of the Funds

The investment policy described below represents the principal investment focus of the Funds.

Portfolio Selection

Equity Securities The Funds intend to invest in common stocks and equity-related instruments, including preferred, convertible preferred and convertible debt securities.  An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.

Debt Securities  In addition, debt securities (including distressed securities as described below), warrants and other securities deemed by the Investment Manager to have appropriate risk/reward characteristics may be included in the portfolios. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Other  Each Fund may invest a substantial portion of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

Each Fund may also invest, to the extent permissible under the Investment Company Act of 1940, as amended (the “Investment Company Act”), in the securities of registered closed-end investment companies, including ETFs.

Hedging.  Hedging strategies designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements may be used.  Each Fund may engage in forward foreign currency exchange contracts and other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments.

Principal Risk Factors and Special Considerations for the Funds

Stocks  Individual stock prices tend to go up and down dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

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Value Investing  Value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

The Funds’ value-oriented strategy may result in the Funds choosing securities that are not widely followed by other investors. Securities that are considered “cheaply” priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered “cheap” in the Investment Manager’s opinion), turnarounds (companies that have had poor performance for an extended period of time and experience a positive reversal), cyclical companies (companies whose share price performance is highly correlated to the economy), or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

Distressed Securities    The Funds may invest in distressed securities. Distressed securities are stocks, bonds, and trade or financial claims of companies in, or about to enter or exit, bankruptcy or financial distress.   Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Convertible Securities  The Funds may invest in convertible securities, securities that may be exchanged or converted into a predetermined number of the issuer’s underlying shares or the shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, stock index notes, mandatories, or a combination of the features of these securities.  Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, increase as interest rates decline.  Convertible securities, however, also appreciate when the underlying common stock appreciates, and conversely, depreciate when the underlying common stock depreciates.  The Capital Appreciation Fund is particularly subject to this risk.

High Yield Securities  The Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities).  Securities in the lower rating categories are subject to greater risk of loss in principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions or rising interest rates.  The Funds may invest in securities that have the lowest ratings or are in default, and in unrated securities of comparable investment quality.  These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.  Because investors generally perceive that there are greater risks associated with the lower-rated securities, the trading market for such securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold.  In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Credit  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for lower-rated securities.

The Funds may invest in foreign securities and as such is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.  The Capital Appreciation Fund is particularly subject to this risk.

Interest Rate Risk  This is the risk that changes in interest rates will affect the value of a Fund’s investments in debt securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities.

9

Interest rate risk is generally greater for debt securities with longer maturities, the value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates.  The Capital Appreciation Fund is particularly subject to this risk.

Smaller and Mid-Size Companies  Smaller companies, and to some extent mid-size companies, involve substantial risks and should be considered speculative. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace. In addition, small and mid-size companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.  The Opportunity Fund is particularly subject to this risk.

Change In Market Capitalization  A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth or depreciation, the Fund may continue to hold the security if, in the Investment Manager’s judgment, the security remains otherwise consistent with the Fund’s investment objective and strategies. The Opportunity Fund is particularly subject to this risk.

Foreign Securities  Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that it invests in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Funds and affect share price.

Currency Exchange Rates.  Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Political and Economic Developments.  The political, economic and social structures of some foreign countries in which the Funds invest may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Funds’ investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Funds’ investments.

Trading Practices.  Brokerage commissions and other fees may be higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds’ assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of Information.  Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited Markets.  Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices.

Emerging Markets.  The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

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Derivative Securities  A Fund may engage in forward foreign currency exchange contracts and other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments.

The instruments described above are generally considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. A Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the Investment Manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

Lack of Operating History  The Investment Manager is a newly-formed entity and has no history of managing registered investment companies, such as the Funds.

Other Investment Policies of the Funds

To a limited extent, the Funds will engage in the non-principal investment activities described below.

144A Securities  Each Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by a Fund may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the Securities and Exchange Commission for sale.

Cash Reserves  The Funds’ portfolios will normally be invested primarily in equity and debt securities. However, a Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. Each Fund believes that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions when a Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund’s total assets. Each Fund’s investment program will largely represent case-by-case investment decisions concerning individual securities.  As a result, the size of a Fund’s cash reserve is more likely to reflect the Investment Manager’s ability to find investments meeting the Investment Manager’s purchase criteria rather than a market outlook. When a Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objectives.

Future Developments  A Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Restrictions  The Funds do not presently intend to sell securities short or trade in commodity futures or options thereon.  The Funds do not intend to invest in partnerships.

More detailed information about the Funds, their policies and risks can be found in the Statement of Additional Information (SAI).

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is also available in the SAI.

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MANAGEMENT

Investment Manager

Prospector Partners Asset Management, LLC (“Prospector Asset Management” or the “Investment Manager”) located at 370 Church Street, Guilford, Connecticut 06437, is each Fund’s investment manager.  Prospector Asset Management is registered as an investment adviser with the Securities and Exchange Commission.  Prospector Asset Management is a newly-formed Delaware limited liability company that, as of the Funds’ inception date, has no history of advising a registered investment company, such as the Funds.  John D. Gillespie, the managing member of the Investment Manager and the co-portfolio manager of the Funds, has more than twenty years experience in investment advisory services, including experience managing the portfolios of open-end and closed-end registered investment companies. Prospector Partners, LLC, an affiliate of the Investment Manager, serves as adviser to private investment funds and institutional accounts.

Subject to policies adopted by the board of directors of the Company, Prospector Asset Management directs the purchase or sale of investment securities in the day-to-day management of the Funds’ investment portfolios.  Prospector Asset Management, at its own expense and without reimbursement from either Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing each Fund and maintaining its organization.  Each Fund pays Prospector Asset Management an annual fee for managing such Fund’s assets equal to 1.10% of the Fund’s average daily net assets.

After each Fund has commenced operations, a description of the basis for the board of directors approving the investment advisory contract with the Investment Manager will be available in such Fund’s annual and semi-annual reports.

Portfolio Managers

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund is managed by a team of John D. Gillespie, Richard P. Howard and Kevin R. O’Brien.  Mr. Howard acts as the lead member of the Capital Appreciation Fund’s portfolio management team. Mr. Gillespie is the managing member of the Investment Manager and has veto power with respect to each investment made by the team. Biographical information about Mr. Gillespie, Mr. Howard and Mr. O’Brien is set forth below.

OPPORTUNITY FUND

The Opportunity Fund is managed by a team of John D. Gillespie, Kevin R. O’Brien and Richard P. Howard. Mr. Gillespie and Mr. O’Brien act as the lead members of the Opportunity Fund’s portfolio management team. Mr. Gillespie is the managing member of the Investment Manager and has veto power with respect to each investment made by the team. Biographical information about Mr. Gillespie, Mr. O’Brien and Mr. Howard is set forth below.

Biographies

John D. Gillespie

Mr. Gillespie is the managing member of the Investment Manager.  Mr. Gillespie has been a portfolio manager and securities analyst for more than twenty years.  Since 1997, Mr. Gillespie has served as the managing member of Prospector Partners, LLC, an affiliate of the Investment Manager, and has managed the investment funds sponsored by Prospector Partners, LLC.  In addition, from 2002 to 2005, Mr. Gillespie served as non-executive Deputy Chairman of White Mountains Insurance Group, Ltd. (“White Mountains”), Chairman and President of White Mountains Advisors (known as OneBeacon Asset Management, Inc. prior to March 2003), the registered investment advisory subsidiary of White Mountains, and as an officer of various other subsidiaries of White Mountains.  From 1986 through 1997, Mr. Gillespie was an employee of T. Rowe Price Associates, Inc. where he began as an investment analyst (1986-1987), served as an Assistant Vice President (1987-1988) and Vice President (1988-1997).  At the end of Mr. Gillespie’s tenure at T. Rowe Price, Mr. Gillespie’s responsibilities included the management of assets of institutional investors, mutual funds and closed-end investment companies. Specifically, Mr. Gillespie was the chairman of the investment committee of the T. Rowe Price Growth Stock Fund from 1994 to April 30, 1996, and president of the New Age Media Fund from October 1993 until July 1997.  From 1980 through 1984, Mr. Gillespie was a Senior Financial Analyst at Geico Corporation.  Mr. Gillespie received a B.A.  cum laude  from Bates College in 1980 and an M.B.A. from Stanford University Graduate School of Business in 1986.  In addition, Mr. Gillespie serves as a Director of White Mountains and is also on the Board of Trustees of Bates College.

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Richard P. Howard

Mr. Howard has been a portfolio manager and securities analyst for more than thirty-five years.  Mr. Howard joined Prospector Partners, LLC in August 2005.  Prior to that, Mr. Howard was a Managing Director of White Mountains Advisors LLC (“White Mountains Advisors”) and Senior Vice President of OneBeacon Insurance Group from 2001 through August 2005.  Mr. Howard continues to serve as a Director of OneBeacon Insurance Group.  From 1982 through 2001, Mr. Howard was a vice-president and portfolio manager of T. Rowe Price Associates, Inc., including responsibility for the management of T. Rowe Price Capital Appreciation Fund.  From 1979 through 1982, Mr. Howard was a senior industry specialist at Fidelity Management & Research Corporation.   Mr. Howard began his career at Connecticut General where he was a portfolio manager and security analyst from 1971 through 1979.  Mr. Gillespie and Mr. Howard have known each other professionally for over twenty years.  Mr. Howard received a B.S. from Millikin University in 1969 and an M.B.A. from Harvard University in 1971.  Mr. Howard received his Chartered Financial Analyst designation in 1976.  In addition, Mr. Howard serves on the Board of Trustees of each of Millikin University and Quinnipiac University.

Kevin R. O’Brien

Mr. O’Brien has been a portfolio manager or securities analyst for more than fifteen  years.  In April 2003, Mr. O’Brien became a portfolio manager of Prospector Partners, LLC. In addition, from April 2003 through August 2005, Mr. O’Brien served as a Managing Director of White Mountains Advisors LLC. From April 1996 through April 2003, Mr. O’Brien was an employee of Neuberger Berman, where he began as an investment analyst (1996-1999), served as Vice President (1999-2001), and Managing Director (2001-2003).  At the end of Mr. O’Brien’s tenure at Neuberger Berman, Mr. O’Brien’s responsibilities included the co-management of equity assets of institutional investors and mutual funds.  At Neuberger Berman, Mr. O’Brien served as co-manager of the Neuberger Berman Genesis Fund.  Mr. O’Brien was responsible for following stocks in the financial services, consumer, and technology sectors. From 1991 through 1996, Mr. O’Brien was an employee of Alex, Brown & Sons, where he was an analyst following the financial services industry. His coverage universe included property-casualty insurance, specialty finance, asset management, and diversified financial services.  From 1986 to 1991, Mr. O’Brien analyzed investments and credit risks in the financial services industry.  Mr. O’Brien received a B.S. magna cum laude from Central Connecticut State University in 1986.  Additionally, Mr. O’Brien received a Chartered Financial Analyst designation in 1995.

Conflicts of Interest

Prospector Partners, LLC, an affiliate of the Investment Manager, acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as investment adviser for institutional accounts.  Although it is the policy of the Investment Manager and its affiliates (the “Investment Manager Entities”) to treat all clients fairly and equitably, and the Investment Manager has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time affect the Funds.  The Company’s Board of Directors reviews potential conflicts to ensure that such Fund is not disadvantaged.  In addition, the Codes of Ethics of the Investment Manager and the Funds contain additional provisions designed to ensure that conflicts of interest are minimized among the Funds and other clients of the Investment Manager Entities.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships, and limited liability companies managed or advised by the Investment Manager Entities may pursue strategies not available to a Fund and as a consequence may invest in securities in which a Fund does not participate.  In some circumstances, a Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Investment Manager Entities. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of a Fund.

The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of each Fund’s shares.

The Company’s Distributor

Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Company effective September 28, 2007 (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the National Association of Securities Dealers.

USBFS serves as fund accountant and transfer agent (“Transfer Agent”) under separate agreements with the Company.

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Understanding Expenses

Each Fund pays for its expenses out of its own assets.  The Investment Manager or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund.  Any fee waiver or expense reimbursement will increase investment performance of such Fund for the period during which the waiver or reimbursement is in effect.

DIVIDENDS, DISTRIBUTIONS AND SHAREHOLDER TAXES

Income and Capital Gain Distributions  Each Fund intends to make distributions from its net investment income at least annually. Such distributions will be payable in cash or in additional shares of the Fund. Capital gains, if any, may be distributed at least annually, in additional shares or in cash, at the election of the shareholder. The amount of distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Tax Considerations  Each Fund generally intends to operate in a manner such that it will not be liable for federal income tax.  You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, even if you reinvest them in additional shares.  Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains.  For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund.  ”Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.”  Other distributions by the Fund are generally taxable to you as ordinary income.  Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by a Fund reduces the net asset value of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  To the extent that a Fund is liable for foreign income taxes withheld at the source, it is intended, if possible, to operate so as to meet the requirements of the Code to “pass-through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so.  Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital.  Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of a Fund.  If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains.

The sale or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes.

If you are neither a citizen nor resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding.  You may be subject to a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.  Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning before January 1, 2007, the Fund is not required to withhold this tax with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of certain U.S. source interest income.

Each Fund is required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld.

Each January, each Fund will send you a statement that shows the tax status of distributions you received the previous year.  For further information about the tax consequences of investing in a Fund, please see the SAI.  Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

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SHAREHOLDER INFORMATION

This section discusses how to buy, sell or redeem shares in the Funds offered in this prospectus.

Buying Shares

Please note your application and investment check or wire must be received by September 28, 2007 to receive the opening net asset value of $15.00. If received after that date, you will receive the next calculated net asset value after receipt. Any monies received before that date will be held in escrow without interest and invested on September 28, 2007.

Minimum Individual Purchase Amount:

	Minimum Purchase Amount
	Initial	Additional
Regular Accounts	$25,000	$1,000
Automatic investment plans	$25,000	$100
IRAs	$10,000	$1,000

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND IF THEY ARE ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

Retirement and Employee Benefit Plans
Shares are also available to:

●	SEPs, traditional and ROTH IRAs, and Coverdell ESAs (the minimums listed in the table above apply);

●	SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

●
all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds (group retirement plans) with assets of $1,000,000 or more;

Distribution and Service (12b-1) Fees  Each Fund has a distribution plan, sometimes known as a 12b-1 plan that allows the Fund to pay distribution and other fees of up to 0.25% per year for the sale of shares and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Advisors and Their Firms  As permitted, the Investment Manager, the Company, each Fund, or any of its agents may enter into arrangements with financial intermediaries that market and sell shares of a Fund, through which arrangements investors may purchase or redeem such Fund’s shares. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund.  This compensation is paid from various sources, including any 12b-1 fee that you or a Fund may pay.  In addition, the Investment Manager or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of a Fund’s shares.  In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.  Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase a Fund’s shares.

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of a Fund offered in this prospectus and/or provides services to a Fund’s shareholders.  Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies.  Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

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Your financial advisor’s firm receives compensation from the Funds in several ways from various sources, which include some or all of the following:

●12b-1 fees
●additional distribution support
●defrayal of costs for educational seminars and training
●payments related to providing shareholder recordkeeping, communication and/or transfer agency services

Please read the prospectus carefully for information on this compensation.

In addition to financial intermediaries that market and sell a Fund’s shares, certain brokerage firms and other companies that provide services of the type described above may receive fees from a Fund, the Investment Manager or the Distributor in respect of such services.  These companies also may be appointed as agents for or authorized by a Fund to accept on their behalf purchase and redemption requests that are received in good order.  Subject to a Fund’s approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, each Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Information About Your Account
Each Fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value (“NAV”) without paying a sales charge.  However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank or financial institution.

Opening an Account  You may purchase shares by check, ACH, or wire.  All checks must be in U.S. Dollars drawn on a domestic bank and should be made payable to “Prospector Funds, Inc.”  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The transfer agent will charge a fee (currently $25.00) against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserve the right to reject any application.

Anti-Money Laundering Program

Customer identification and verification are part of the Company’s overall obligation to deter money laundering under Federal law.  The Company has appointed an Anti-Money Laundering Compliance Officer and adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  In this regard, the Company reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of the Company’s management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.  If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Account Application and Customer Identity and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Company will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

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If you do not supply the required information, the Company will attempt to contact you or, if applicable, your broker or financial adviser.  If the fund cannot obtain the required information within a timeframe established in the fund’s sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form.  The Company may reject your application under its Anti-Money Laundering Program.  If your application is accepted, the Company will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Company will try to verify your identity within a timeframe established in the Company’s sole discretion.  If the Company cannot do so, it reserves the right to close your account at the NAV next calculated after the Company decides to close your account and to remit proceeds to you via check, but only if your check clears the bank.  If your account is closed, you may be subject to a gain or loss on shares and will be subject to any related taxes.

Limitations on Purchases and Market Timing

Market Timing Generally  The Company’s Board of Directors (the “Board”) has adopted policies and procedures with respect to frequent purchases and redemptions of shares by the Funds’ shareholders.  It is the Company’s policy to discourage short-term or frequent trading, often referred to as “market timing.”  Frequent trading in the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, may interfere with the management of the Funds’ portfolios and result in increased administrative and brokerage costs and potential dilution in the value of shares.  As money is moved in and out, the Funds may incur expenses related to buying and selling portfolio securities and these expenses are borne by Funds’ shareholders.

Specifically, focus is placed on identifying redemption transactions that may be harmful to the Funds or their shareholders if they are frequent.  These transactions are analyzed for offsetting purchases within a predetermined period of time.  If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history.  The Company reserves the right to restrict or reject, or cancel within one business day, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Investment Manager, represent excessive trading, may be disruptive to the management of a Fund’s portfolio, may increase a Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of a Fund and its shareholders. The Company also reserves the right to refuse, restrict or cancel purchase orders not accompanied by payment and to take such other actions in response to potential market timing activity as are described below.  The Company’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Company of such purchase orders.

Market Timing Consequences  If information regarding your trading activity in a Fund is brought to the attention of the Investment Manager and based on that information, a Fund or its Investment Manager in its sole discretion concludes that your trading may be detrimental to such Fund, the Company may temporarily or permanently bar your future purchases in the Fund or the Company or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).  The Company may refuse to sell shares to persons determined by the Company to be potential market timers, even if any pre-determined limitations established on behalf of a Fund have not been reached.

In considering an investor’s trading activity, the Company may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in a Fund, in other mutual funds, or in accounts under common control or ownership.

Due to its investment in the securities of foreign issuers, which may have more limited trading markets, the Funds may be subject to greater risk of market timing activity than funds investing in securities of certain domestic issuers.

Market Timing and Redemptions through Financial Intermediaries  You are an investor subject to the Company’s policies and procedures regarding frequent trading, (including its policies described below with respect to the application of the 2% short-term trading redemption fee), whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers.

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Risks from Market Timers  Depending on various factors, including the size of each Fund, the amount of assets the Investment Manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which a Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact such Fund’s performance.

In addition, to the extent that the nature of a Fund’s portfolio holdings exposes the Fund to “arbitrage market timers,” the value of the Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s NAV per share. Since the Funds may invest significantly in foreign securities, they may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Funds’ international portfolio securities trade and the time as of which the Funds’ NAV is calculated. Arbitrage market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before calculation of such Fund’s NAV. One of the objectives of the Company’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays”).

Since the Funds may invest significantly in securities that are, or may be, restricted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), they may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Funds’ NAV and the latest indications of market values for those securities. One of the objectives of the Company’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Fair Valuation - Individual Securities”).

The Company is currently using several methods to reduce the risks associated with market timing. These methods include:

●
Committing staff of the Company or its agent to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Company ‘s policies regarding frequent trading;

●
Assessing a redemption fee for short-term trading; monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted; and

●	Seeking the cooperation of financial intermediaries to assist the Company in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Company seeks to make judgments and applications that are consistent with the interests of the Company’s shareholders. There is no assurance that the Company or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Company will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Company cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of Market Timing Trades  Transactions placed in violation of the Company’s policies regarding frequent trading are not necessarily deemed accepted by the Company and may be cancelled or revoked by the Company following receipt by the Company.  The Company’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Company of such purchase orders.

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Redemption Fee

Redemption Fee Assessment  You may redeem shares of each Fund at the NAV per share minus any applicable redemption fee.  A short-term trading redemption fee will be assessed on any Funds’ shares that are sold within sixty  (60)  calendar days following their purchase date (i) by redemption, whether voluntary or involuntary, unless such involuntary redemption is because you have a low balance, (ii) through a systematic withdrawal plan or (iii) exchanged. This redemption fee will equal 2.00% of the amount redeemed (using standard rounding criteria).   To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Company will use the first-in-first-out (FIFO) method to determine the holding period.  Under this method, the date of redemption (or exchange) will be compared with the earliest purchase date of shares held in the account.  The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Company will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Company, the  Investment Manager may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the section entitled “Limitations of Purchases and Market Timing” above and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Company and/or (ii) reject or limit the amount, number, frequency or method for requesting future redemptions out of the Company.

Waiver/Exceptions/Changes  The redemption fee is mandatory. The redemption fee does not apply to redemptions or exchanges by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where the beneficial owner has limited investment discretion with respect to its shares in a Fund. In addition, the Company reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection  Currently, the Company is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption or exchange, the Funds will not receive the redemption fee. Further, if a Fund’s shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

If a financial intermediary that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Funds from applicable customer accounts, no redemption fees will be charged directly to the financial intermediary’s account by the Funds.  Certain financial intermediaries that collect a redemption fee on behalf of the Funds from applicable customer accounts may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on a Fund’s shares transferred to the Financial Institution and subsequently liquidated).  Customers purchasing shares through a financial intermediary should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial intermediary’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Involuntary Redemptions  The Company reserves the right to close your account and redeem your shares involuntarily (1) if the account value falls below the Fund’s minimum account level of $25,000 ($10,000 for IRA accounts), (2) to reimburse the Funds for any loss sustained by reason of a failure to make full payment for shares purchased, (3) to collect any charge relating to transactions effected for the benefit of your account which charge is applicable to a Fund’s shares as provided in this Prospectus, (4) if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed by the Investment Manager to be detrimental to a Fund (such as market timing), to the fullest extent permitted by law, or (5) for other good reasons as determined by the  Investment Manager.

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How to Invest in a Fund

Opening an Account	Adding to an Account
By Mail
•      Complete the application.
•      Make check payable to “Prospector Funds, Inc.”
•      Mail application and check to:
Prospector Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Overnight Mail
Prospector Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

•  Make check payable to “Prospector Funds, Inc.”  Be sure to include your  account number and the Fund in which you intend to invest on the check.
•  Fill out investment slip.
•  Mail check with investment slip to the applicable address on the left.

By Wire
•Mail your completed application to the above address.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.

•Include the name of the Fund(s) you are purchasing, the account number, and your name on the wire.

Wire funds to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:  Prospector Funds, Inc.
 (Your Name & Account Number)

Prior to sending subsequent investments, please call Fund Shareholder Servicing (“Shareholder Services”) toll free at (877) PFI-STOCK or (877) 734-7862 so that the relevant Fund knows to expect your wire transfer.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone
Investors may purchase shares of the Funds by calling (877) PFI-STOCK or (877) 734-7862.  If you elected this option on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.  You must have banking information established on your account prior to making a purchase.  Initial purchases of shares may not be made by telephone.  If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

By Automatic Investment Plan (AIP)
Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan.  In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network.  If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at (877) PFI-STOCK or (877) 734-7862.  Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.
By Automatic Investment Plan (AIP) Shares are purchased once and/or twice a month, on the 1st, 15th, or both days.

Through a Financial Professional
Contact your financial professional.  If for any reason a financial professional is not able to accommodate your purchase request, please call Shareholder Services toll free at (877) PFI-STOCK or (877) 734-7862 to find out how you can purchase Fund shares.
Through a Financial Professional Contact your financial professional.

Account Requirements  For further information regarding the Company’s requirements for opening, and sending instructions for individual, sole proprietorship, and joint accounts, as well as business entity and trust accounts please call Shareholder Services toll free at (877) PFI-STOCK or (877) 734-7862 and a representative from Shareholder Services will help you.

Canceled or Failed Payments  The Company accepts checks and ACH transfer at full value subject to collection.  The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is not received or that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserves the right to reject any application.

Future Trade Date Requests

The Company does not accept requests to hold a purchase, redemption, or exchange transaction for a future date.

Miscellaneous Purchase Information  The Company reserves the right to refuse to accept applications or purchase orders and reserves the right to waive or reduce the minimum investment amounts.  Applications or purchase orders will not be accepted unless they are in “Proper Form,” which is defined as including all required information and an acceptable form of payment in U.S. funds or arrangements for payment in U.S. funds through a broker.

THE COMPANY RESERVES THE RIGHT TO LIMIT OR SUSPEND THE OFFERING OF ITS SHARES. THE INVESTMENT MANAGER MAY DECIDE TO SUSPEND THE OFFERING OF SHARES WHERE IT DETERMINES THAT ANY INCREASE IN THE NET ASSETS OF THE FUND THROUGH SUBSCRIPTIONS WOULD BE DETRIMENTAL TO THE INTERESTS OF THE EXISTING SHAREHOLDERS.

Investor Services

Prospector Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701 (Mailing Address) or Prospector Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd  Floor, Milwaukee, WI  53202-5207 (Overnight Address).

Call toll-free from anywhere in the United States: (877) PFI-STOCK or (877) 734-7862 (Monday through Friday 7:00 A.M. To 6:00 P.M., Eastern Time).

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Online

Visit us online 24 hours a day, 7 days a week, at www.prospectorfunds.com.

●	For the most complete source of Fund news

●	For literature requests

Automatic Investment Plan  This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to the Company’s transfer agent at Prospector Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  If you are opening a new account, please include the minimum initial investment (please see page 14) with your application.

Exchange Privileges  You may exchange some or all of your Fund shares between identically registered accounts of the other Prospector Funds. The minimum exchange amount is $1,000.  Account minimums for each account involved in the exchange will still apply. Exchanges can be requested by mail or telephone.  There is a $5 fee for telephone exchanges. The Funds follow procedures to confirm that telephone instructions are genuine.  The Funds will not be liable for following telephone instructions reasonably believed to be genuine. An exchange is a taxable event for federal tax purposes.  The Funds reserve the right to change or eliminate the exchange privilege. If we change that privilege, you will receive advance notice. Exchanges may be subject to a redemption fee if shares are exchanged within sixty (60) calendar days of their purchase date.

Distribution Options  You may reinvest distributions you receive from a Fund in an existing account for the Fund. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer. Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the relevant Fund.

Telephone Privileges  You may elect to receive telephone privileges when you open your account (provided you have supplied adequate banking information in your account application), allowing you to obtain your account information, and conduct a number of transactions by phone, including buying or selling shares of the Company.

For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions reasonably believed to be authorized by you. Once a telephone transaction has been placed, it cannot be canceled or modified.  Telephone transactions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your request by mail or overnight courier.

Of course, you may elect not to receive telephone buy or sell privileges on your account application. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Security Considerations  You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail.  The Company uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.  If these procedures are followed, the Company and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Selling Shares

You can sell your shares at any time. Please keep in mind that a redemption fee may apply.

What You Need to Know When Selling Shares  You may sell your shares on any day the Company is open for business.  The Company processes redemption orders promptly.  Redemption proceeds will not be sent to you until your shares have been paid for in full.  This means if you purchased your shares by check, the redemption payment will be delayed until the Company has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted.  This could take up to 15 business days.  In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.

21

All requests received in good order by the Funds before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) will be processed on that day.  Good order means your instruction includes the name of the Fund, the account number, the dollar amount or number of shares to be redeemed and the signature(s) of the registered owner(s) exactly as the shares are registered and with signature(s) guaranteed if applicable.  All redemption requests should be sent to the address below.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, does not constitute receipt by the transfer agent of the Funds.  Payment for shares redeemed will be sent to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by U.S. Bancorp Fund Services, LLC.  Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record.  Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.

Selling Your Shares

By Phone:
If you have elected to activate phone privileges on your account application and your account has been open for at least 15 days,  you may redeem up to $10,000 per day by calling Shareholder Services toll free at (877) PFI-STOCK or (877) 734-7862.  Shares held by retirement plans may not be redeemed by telephone.

By Mail:
Send a letter of instruction including the account number, the Fund from which you would like to redeem shares, the dollar value or number of shares and any necessary signature guarantees (see next page) to:
Prospector Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Overnight
Prospector Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

By Wire: Be sure to fill out the appropriate areas of the account application. Proceeds of $5,000 or more may be wired to your pre-designated bank account.
By Systematic Withdrawal Plan: For further information on a systematic withdrawal plan, please call Shareholder Services toll free at (877) PFI-STOCK or (877) 734-7862.

Through a Financial Professional:
Contact your financial professional.  If for any reason a financial professional is not able to accommodate your sale request, please call Shareholder Services toll free at (877) PFI-STOCK or (877) 734-7862 to find out how you can sell Fund shares.

Signature Guarantees  A signature guarantee must be provided if:

•             You are making a written request to redeem shares worth more than $100,000;
•             If ownership is changed on your account;
•             When redemption proceeds are sent to any person, address or bank account not on record;
•             Written requests to wire redemption proceeds (if not previously authorized on the account);
•             When establishing or modifying certain services on an account;

22

•             If a change of address was received by the Transfer Agent within the last 30 days.

In addition to the situations described above, the Funds and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees are accepted from most domestic banks and securities dealers.  A notary public cannot provide a signature guarantee.

Involuntary Redemption  If your account falls below the stated investment minimums or if the Company is unable to verify your identity, the Company may redeem your shares.  Your account will not be redeemed if the balance falls below the minimum due to investment losses.  You will receive notice 30 days prior to an involuntary redemption if the balance in your account falls below the stated investment minimums.  If your account is redeemed the proceeds will be sent to the address of record.

In-Kind Redemptions  Although the Company expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind.  This is done to protect the interests of the Company’s remaining shareholders.  An in-kind payment means you receive portfolio securities rather than cash.  If this occurs, you will incur transaction costs when you sell the securities.

Lost Accounts The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional shares of the relevant Fund.  In addition, the amount of any outstanding checks unpaid for six months or more or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance.

Systematic Withdrawal Plan  You may redeem your Fund shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the Plan, your account balance must be at least $25,000 and each payment should be a minimum of $100.  If you elect this method of redemption, a Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This Plan may be terminated at any time by a Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

IRA Redemptions  Shareholders who have an IRA or other retirement plan and for whom US Bancorp Fund Services, LLC acts as IRA custodian, must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Account Policies

Calculating Share Price  The price at which you buy or sell a Fund’s shares is the net asset per share price or NAV.  The NAV is calculated by dividing a Fund’s net assets by the number of its shares outstanding with respect to such Fund.  The NAV is calculated at the close of regular trading of the New York Stock Exchange “NYSE” (normally 4:00 p.m.  Eastern Time) each business day the NYSE is open.  It is not calculated on days the NYSE is closed for trading.  The price for a purchase or redemption of a Fund’s shares is the NAV next calculated after receipt of your request.  The share price is determined by adding the value of such Fund’s investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.  A Fund may change the time it calculates its NAV in an emergency.

A Fund’s assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the closing of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of shares may change on days that you cannot buy or sell shares. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

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The Company’s board of directors will maintain a Valuation Committee established for the purpose of ensuring that the securities, other assets and liabilities of each Fund are valued properly, fairly and in accordance with the Company’s Statement of Procedures for the Valuation of Portfolio Securities, which procedures were adopted for the Funds and approved by the Board. The Valuation Committee will meet when necessary.

Fair Valuation - Individual Securities  Since the Funds may invest in securities that are traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Company has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Exchange Traded Securities  Securities traded or dealt on one or more securities exchange (whether domestic or foreign, including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) and not subject to restrictions against resale shall be valued:

●	at the last quoted sales price or, in the absence of a sale,

●	at the last bid price.

Non-Exchange Traded Securities  Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the current bid price.

Money Market Instruments  Notwithstanding anything to the contrary, money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Investment Manager believes another valuation is more appropriate.  Municipal daily or weekly variable rate demand instruments may be priced at par plus accrued interest.

Securities Traded on More Than One Exchange  If a security is traded or dealt on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.

Currencies and Related Items The value of foreign currencies shall be translated into U.S. dollars based on the mean of the current bid and asked prices by major banking institutions and currency dealers.

Options  Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before such Fund values its assets. If there are no sales that day, at the last closing bid price if the Fund believes the valuation fairly reflects the contract’s market value.  Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the current bid price.

Security Valuation - Foreign Securities - Computation of U.S. Equivalent Value  The Funds generally determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 PM Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s board of directors.

24

Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays  Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund. As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Funds may seek to take advantage of discrepancies in the value of the Funds’ portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Funds’ NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Company’s board of directors, the Investment Manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in a Fund’s shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which a Fund’s NAV is not calculated. Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Fund’s board.

Accounts with Low Balances  If the value of your account falls below $25,000 ($10,000 for IRA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a redemption fee if your account is closed for this reason.

Statements, Reports and Prospectuses  You will receive quarterly account statements that show all your transactions during the quarter. You will also receive written notification after each transaction affecting your account.

You also will receive financial reports for the Fund(s) in which you are invested every six months as well as an annual updated prospectus. At any time you may view current prospectuses and financial reports on our website.

Investment Representative Account Access  If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Company.

Street or Nominee Accounts  You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with the Company or the Investment Manager.  We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts  Unless you specify a different registration, shares issued to two or more owners are registered as “joint tenants with rights of survivorship” (shown as “Jt Ten” on your account statement).  To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Additional Policies  Please note that the Company maintains additional policies and reserves certain rights, including:

●	The Company may restrict, reject or cancel any purchase orders.

●	The Company may modify, suspend, or terminate telephone privileges at any time.

●	The Company may make material changes to or discontinue the exchange privilege on 60 days’ notice or as otherwise provided by law.

●	The Company may stop offering shares of a Fund completely or may offer shares only on a limited basis, for a period of time or permanently.

●	Normally, redemption proceeds are paid out by the next business day, but payment may take up to seven days if making immediate payment would adversely affect a Fund.

●	In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

●
For redemptions over a certain amount, the Company may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of a Fund, consistent with applicable law.

●	You may only buy shares of a Fund if they are eligible for sale in your state or jurisdiction.

●	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Company promptly.

Questions

If you have any questions about the Funds or your account, you can write to us at Prospector Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.  You can also call us toll free from anywhere in the United States at (877) PFI-STOCK or (877) 734-7862 (Monday through Friday 8:00 A.M. To 6:00 P.M., Eastern Time) or visit us online 24 hours a day, 7 days a week, at www.prospectorfunds.com.  For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Prospector Funds, Inc.

You can learn more about the Funds in the following documents:

Annual/Semi-annual Report to Shareholders  Additional information about each Fund’s investments will be available in such Fund’s annual and semi-annual reports. In a Fund’s annual report you will find a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, report of the independent registered public accounting firm. You may obtain these reports at no cost through your investment representative or by e-mailing or calling us at the address and number below.  You will also be able to view current annual/semiannual reports online at www.prospectorfunds.com.

Statement of Additional Information (SAI)  Contains more information about the Funds, their investments and policies. It is incorporated by reference and is legally a part of this prospectus.

For a free copy of the SAI, please contact your investment representative, call us at the number listed  below, or write to us at the address listed below. You may also download/view the SAI online at www.prospectorfunds.com.

You can also obtain information about the Funds by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

Prospector Funds, Inc.

(877) PFI-STOCK
or
(877) 734-7862

www.prospectorfunds.com

File Nos. 033-3143669
811-22077
SK 02081 0009 811114

25

STATEMENT OF ADDITIONAL INFORMATION

PROSPECTOR CAPITAL APPRECIATION FUND

PROSPECTOR OPPORTUNITY FUND

EACH A SERIES OF PROSPECTOR FUNDS, INC.

September 19, 2007

This Statement of Additional Information (SAI) is not a prospectus.  This SAI is intended to provide additional information regarding the activities and operations of Prospector Funds, Inc. (the “Company”), as well as the Prospector Capital Appreciation Fund (the “Capital Appreciation Fund”), and the Prospector Opportunity Fund (the “Opportunity Fund”) (each, a “Fund” and, together, the “Funds”), each a series thereof.  The Company’s prospectus, dated September 19, 2007, which we may amend from time to time, contains the basic information you should know before investing in the Funds.  You should read this SAI together with the Company’s prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative, access the Company online at www.prospectorfunds.com or call toll free (877) PFI-STOCK or (877) 734-7862.

CONTENTS

COMPANY HISTORY	3
INVESTMENT OBJECTIVE, STRAGEGIES AND RISKS	3
OFFICERS AND DIRECTORS	22
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES	27
INVESTMENT ADVISORY AND OTHER SERVICES	27
PORTFOLIO TRANSACTIONS	33
TAXATION OF THE FUNDS	35
ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS	36
BUYING AND SELLING SHARES	37
PRICING OF SHARES	40
PROSPECTOR FUNDS INC. FINANCIAL STATEMENTS	41
APPENDIX A – PROXY VOTING PROCEDURES	A-1

COMPANY HISTORY

The name of the company is Prospector Funds, Inc. (the “Company”).  The Company, an open-end, management investment company was organized as a corporation in Maryland on June 6, 2007 and is registered with the Securities and Exchange Commission (SEC).  The Articles of Incorporation of the Company permit the Company to offer separate series (“Funds”) of shares of common stock (“Shares”).  Each Fund is a newly established fund of the Company.  The Company reserves the right to create and issue shares of additional funds.  Each Fund is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund’s assets.  All consideration received by the Company for shares of any Fund and all assets of such Fund belong solely to that Fund and would be subject to liabilities related thereto.  The Company pays, subject to a contractual waiver by the Investment Manager limiting expenses to 1.50% of the average net assets of each Fund, in effect until the third anniversary of the date such Fund commences operations, unless the Board of Directors approves its earlier termination or revision, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses.  Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund.  Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets. This SAI relates only to the Capital Appreciation Fund and the Opportunity Fund, and not to any other funds of the Company.

Voting Rights.  Each share held entitles the shareholder of record to one vote.  Each Fund will vote separately on matters relating solely to it.  Otherwise, all shares have the same voting and other rights and preferences.  The shares have non cumulative voting rights.  For elections of members of the Company’s Board of Directors (the “Board”), this gives holders of more than 50% of the shares the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Company does not intend to hold annual shareholder meetings and is not required to do so.  Any Fund may hold special meetings, however, for matters requiring shareholder approval.  A special meeting may also be called by the Board and certain officers in their discretion.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

For purposes of all investment policies:  (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment.  In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of such Fund’s policies or restrictions.  If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that such Fund would not, or could not, buy.  If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental policies.  A fundamental policy may only be changed if the change is approved by (i) more than 50% of the relevant Fund’s outstanding shares or (ii) 67% or more of the relevant Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Fundamental Investment Policies

The Funds may not:

1.      Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool), or oil and gas interests or real estate.  Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction.  Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction.  First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2.      Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that each Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3.      Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

4.      Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5.      Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.      Except as may be described in the prospectus, purchase securities on margin.

The term prospectus as referenced in restriction 6 includes this SAI.

General

Each Fund’s investment objectives and principal investment strategies are described in the prospectus.  The following information supplements, and should be read in conjunction with, the prospectus.  For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Investment Techniques, Strategies and their Risks

Certain words or phrases used in the prospectus or this SAI may be used in descriptions of a Funds’ investment policies and strategies to give investors a general sense of a Fund’s level of investment.  They are broadly identified with, but not limited to, the following percentages of a Fund’s total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the prospectus or elsewhere in this SAI.

The value of your shares in a Fund will increase as the value of the securities owned by such Fund increases and will decrease as the value of the Fund’s investments decrease.  In this way, you participate in any change in the value of the securities owned by a Fund.  In addition to the factors that affect the value of any particular security that a Fund owns, the value of such Fund’s shares may also change with movements in the stock and bond markets as a whole.

Capital Appreciation Fund

The Capital Appreciation Fund’s investment objective is capital appreciation.  This goal is fundamental, and may not be changed by the Board without the consent of shareholders.  There can be no assurance that the Capital Appreciation Fund will be able to achieve its investment objective.  The Capital Appreciation Fund is classified as a “diversified” investment company under the 1940 Act. This is a fundamental investment policy of the Fund, which may not be changed without a shareholder vote.

A “diversified” investment company is an investment company for which at least 75% of its total assets is represented by cash and cash items, Government securities, securities of other investment companies and other securities for purposes of this calculation, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the company’s total assets and to no more than 10% of the outstanding voting securities of such issuer.

The general investment policy of the Capital Appreciation Fund is to invest in securities using a value orientation consisting of bottom-up fundamental value analysis with an emphasis on balance sheet strength.  In pursuit of its value oriented strategy, the Capital Appreciation Fund will invest without regarding to market capitalization.

Opportunity Fund

The Opportunity Fund’s investment objective is capital appreciation.  This goal is fundamental, and may not be changed by the Board without the consent of shareholders.  There can be no assurance that the Opportunity Fund will be able to achieve its investment objective.  The Opportunity Fund is classified as a “diversified” investment company under the 1940 Act. This is a fundamental investment policy of the Fund, which may not be changed without a shareholder vote.

The general investment policy of the Opportunity Fund is to invest using the same value orientation as the Capital Appreciation Fund.  In pursuit of its value-oriented strategy, the Opportunity Fund will invest significantly in small-to-mid capitalization companies with market capitalizations at the time of investment in the range of between $150 million and $15 billion.

Description of Permitted Investments

Each Fund will invest in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities).  There are no limitations on the percentage of each Fund’s assets that may be invested in equity securities, debt securities, or convertible securities.  The Funds reserve freedom of action to invest in these securities in such proportions as the Funds’ investment manager, Prospector Partners Asset Management, LLC, (the “Investment Manager,” or alternatively, “Prospector Partners Asset Management”) deems advisable.  In addition, the Funds also may invest in foreign securities, and in other investment company securities.

Each Fund may invest in any industry although it will not concentrate its investments in any one industry.

Each Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market.  U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities.  A securities exchange brings together buyers and sellers of the same securities.  The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security.  Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange.  The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of the various types of securities the Fund may buy and techniques it may use.

Equity Securities

Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company’s business and the value of its assets, as well as general market conditions.  The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights.  The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners.  Equity security owners also may participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares.  Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks.  Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well.  Equity securities may also include convertible securities, warrants, or rights.  Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

Convertible Securities

Convertible securities are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances.  Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future.  A convertible security’s value normally reflects changes in the company’s underlying common stock value.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security tends to be senior to the issuer’s common stock, but subordinate to other types of fixed-income securities issued by that company.  A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.  When a convertible security issued by an operating company is “converted,” the issuer often issues new stock to the holder of the convertible security.  However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the issuer may pay out cash instead of common stock.

Smaller Companies

Each Fund may invest in securities issued by smaller companies.  Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, their products or services may be concentrated in one area or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Hedging and Income Transactions

Each Fund may use various hedging strategies.  Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  The hedging strategies that a Fund may use are also used by many mutual funds and other institutional investors.  When pursuing these hedging strategies, each Fund will primarily engage in forward foreign currency exchange contracts.  However, each Fund also may engage in the following currency transactions:  currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, each Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are:  (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund’s gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the Investment Manager.  Use of any Hedging Transaction is a function of numerous variables, including market conditions and the Investment Manager’s expertise in utilizing such techniques.  The ability of a Fund to utilize Hedging Transactions successfully cannot be assured.  Each Fund will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the custodian bank.  Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by each Fund for non-hedging purposes.  For example, these techniques may be used to produce income to a Fund where the Fund’s participation in the transaction involves the payment of a premium to the Fund.  Each Fund also may use a Hedging Transaction if the Investment Manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates.

Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them.  The three most significant risks associated with Hedging Transactions are:  (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used.  Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken.  As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers.  Losses resulting from the use of Hedging Transactions can reduce NAV, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.  The cost of entering into Hedging Transactions also may reduce a Fund’s total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Foreign Securities

Each Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar.  Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers.  Such risks include:  fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund’s portfolio.  When deemed advantageous to a Fund, the Investment Manager may attempt, from time to time, to reduce such risk, known as “currency risk,” by “hedging,” which attempts to reduce or eliminate changes in a security’s value resulting from changing currency exchange rates.  Hedging is further described above.  In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries.  Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country.  Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund’s investment to the foreign country’s taxing authority.  Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States’ actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed.  This could result in the abandonment of any U.S. investors’, such as a Fund’s, money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets.  As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers.  Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S.  There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S.  A Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  A Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Rule 144A Securities

Each Fund may invest in unregistered securities which may be sold under Rule 144A under the Securities Act of 1933 (144A securities).  144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances.  In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met.  In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid.  As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities may be deemed to be liquid.  Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

Borrowing

Each Fund is permitted to borrow under certain circumstances, as described under “Fundamental Investment Policies” above.  Under no circumstances will either Fund make additional investments while any amounts borrowed exceed 5% of the Fund’s total assets.

Cash Equivalent Investments

Cash equivalent investments are investments in certain types of short-term debt securities.  A Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested.  A Fund’s cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others.  Commercial paper consists of short-term debt securities which carry fixed or floating interest rates.  A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security.  A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

Debt Securities

A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender’s money over a certain time period.  A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities.  While most debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer.  During periods of declining interest rates, the value of debt securities generally increases.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  These changes in market value will be reflected in a Fund’s net asset value per share (“NAV”).  These increases or decreases are more significant for longer duration debt securities.

Each Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities.  Bonds and notes differ in the length of the issuer’s repayment schedule.  Bonds typically have a longer payment schedule than notes.  Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which each Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service (Moody’s).  Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness.  Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s.  Generally, lower rated and unrated debt securities are riskier investments.  Debt securities rated BB or lower by S&P or Moody’s are considered to be high yield, high risk debt securities, commonly known as “junk bonds.” The lowest rating category established by Moody’s is “C” and by S&P is “D.” Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.  These ratings represent the opinions of the rating services with respect to the issuer’s ability to pay interest and repay principal.  They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund’s portfolio is changed by the rating service or the security goes into default, this event will be considered by the Investment Manager in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

Each Fund generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the Investment Manager’s opinion, such debt securities are available at prices less than their intrinsic value.  Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation.  Consequently, when investing in debt securities, a debt security’s rating is given less emphasis in the Investment Manager’s investment decision-making process.  Each Fund may invest in debt securities issued by domestic or foreign companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy (Distressed Companies), because such securities often are available at less than their intrinsic value.  Debt securities of such companies typically are unrated, lower rated, in default or close to default.  While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, a Fund will generally purchases these debt securities at discounts to the original principal amount.  Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

Medium and Lower Rated Corporate Debt Securities

Each Fund may invest in securities of Distressed Companies when the intrinsic values of such securities, in the opinion of the Investment Manager, warrant such investment.  Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds.” Corporate debt securities rated Baa are regarded by Moody’s as being neither highly protected nor poorly secured.  Interest payments and principal security appear adequate to Moody’s for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such securities are regarded by Moody’s as lacking outstanding investment characteristics and having speculative characteristics.  Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal.  Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.  Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.  If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated B are regarded by Moody’s as generally lacking characteristics of the desirable investment.  In Moody’s view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small.  Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  In S&P’s view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.  BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings.

Securities rated D by S&P or C by Moody’s are in default and are not currently performing.

Each Fund may also invest in unrated securities.  Each Fund will rely on the Investment Manager’s judgment, analysis and experience in evaluating such debt securities.  In this evaluation, the Investment Manager will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters as well as the price of the security.  The Investment Manager also may consider, although it does not rely primarily on, the credit ratings of Moody’s and S&P in evaluating lower rated corporate debt securities.  Such ratings evaluate only the safety of principal and interest payments, not market value risk.  Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Investment Manager monitors the issuers of corporate debt securities held in a Fund’s portfolios.  The credit rating assigned to a security is a factor considered by the Investment Manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the Investment Manager’s analysis of the fundamental values underlying the issuer are generally of greater significance.  Because of the nature of medium and lower rated corporate debt securities, achievement by a Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Investment Manager.  If a Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities.  Securities in default are relatively unaffected by such events or by changes in prevailing interest rates.  In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected.  Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund’s portfolio.  The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments.  Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values.  Yields on debt securities in a Fund’s portfolio that are interest rate sensitive can be expected to fluctuate over time.  In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund’s portfolio and thus could have an effect on the NAV of the Fund if other types of securities did not show offsetting changes in values.  The prices of high yield debt securities fluctuate more than higher-quality securities.  Prices are often closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices.  In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds.  Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices.  At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund’s ability to sell securities in response to specific economic events or to meet redemption requests.  The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash.  Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not.  Such disposition could be at a disadvantageous price.  Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code).  Investment in such securities also involves certain other tax considerations.

The Investment Manager values each Fund’s investments pursuant to guidelines adopted and periodically reviewed by the Board.  To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which a Fund may invest, there may be thin or no trading in such securities and the ability of the Investment Manager to accurately value such securities may be adversely affected.  Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist.  The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist.  During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund’s portfolio, the responsibility of the Investment Manager to value the Fund’s securities becomes more difficult and the Investment Manager’s judgment may play a greater role in the valuation of the Fund’s securities due to a reduced availability of reliable objective data.

Depositary Receipts

Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers.  Such depositary receipts are interests in a non-U.S. company’s securities which have been deposited with a bank or trust company.  The bank or trust company then sells interests to investors in the form of depositary receipts.  Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.  ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market.  EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities.  Generally, ADRs are in registered form and EDRs are in bearer form.  There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities.  Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since:  (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers.  EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company.  Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Emerging Markets Investments

Investments by each Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries.  These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Currency Transactions

Each Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar.  Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement between a Fund and, typically, a brokerage firm, bank or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.  In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

Each Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Each Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund).  If the swap agreement provides for other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  To limit potential leveraging of the Fund’s portfolio, each Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed.  Under the procedures, each Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian.  To the extent a Fund enters into swap agreements for good faith hedging purposes and the Fund’s swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund’s segregated assets procedures.  The Investment Manager and each Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund’s segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Whether a Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Investment Manager correctly to predict which types of investments are likely to produce greater returns.  If the Investment Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would be using other investments.

The risk of loss to a Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party.  If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive.  If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount.  If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities.  If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses.  The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation.  As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets.  As a result, swap participants are not as protected as participants on organized exchanges.  Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse.  As a result, each Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty.  No limitations on daily price movements or speculative position limits apply to swap transactions.  Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations.  Each Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty.  In such an event, each Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor.  If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Each Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of such counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the Investment Manager.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Each Fund will limit its dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund’s exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund also may engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions.  Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated.  Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is are engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described above.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options).  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The ability of a Fund to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to counterparties through a direct bilateral agreement with the counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the counterparty to sell the option back to the Fund at a formula price within seven days.  Each Fund expects to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Investment Manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of “A-l” from S&P or “P-l” from Moody’s, an equivalent rating from any NRSRO or which the Investment Manager determines is of comparable credit quality.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

A Fund will only invest in options contracts after complying with the requirements of the Commodity Futures Trading Commission (“CFTC”).

Each Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Funds are not subject to registration or regulation as a commodity pool operators under the Act .

Options on Securities Indices and Other Financial Indices

Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

Each Fund may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Funds’ use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes.  Typically, maintaining a futures contract or selling an option on a futures contract, requires the relevant Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position.  Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Each Fund will only invest in futures contracts after complying with the requirements of the CFTC.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Investment Manager, it is in the best interests of the Fund to do so.  A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Investment Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Segregation of Assets

Many Hedging Transactions, in addition to other requirements, require that the particular Fund segregate liquid assets by proper notation on its books or on the books of its custodian bank to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund’s books or on the books of the custodian bank.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid assets equal to the amount of the Fund’s obligation.  However, the segregation requirement does not apply to currency contracts which are entered in order to “lock in” the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement.  As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the particular Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies.  Each Fund also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Hedging Transactions also may be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Illiquid Securities

An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the particular Fund has valued the security and carries such value on its financial statements.  Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below.  A Fund may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.

Investment Company Securities

Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments.  Such laws generally restrict a registered investment company’s purchase of another investment company’s voting securities to 3% of the other investment company’s securities, no more than 5% of a registered investment company’s assets in any single investment company’s securities and no more than 10% of a registered investment company’s assets in all investment company securities, subject to certain exceptions.

Investors should recognize that a Fund’s purchase of the securities of investment companies results in layering of expenses.  This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

Loans of Portfolio Securities

To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.  These loans may not exceed 33 1/3% of the value of the relevant Fund’s total assets, measured at the time of the most recent loan, but neither Fund presently anticipates loaning more than 20% of its portfolio securities.  For each loan, the borrower must maintain with the particular Fund’s custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities.  The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.  The Fund also continues to receive any distributions paid on the loaned securities.  A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Investment Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Investment Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Investment Manager otherwise believes it necessary to vote.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.  Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Company’s board of directors, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Repurchase Agreements

Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its assets, each Fund may invest up to 50% of its assets in repurchase agreements.  Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the relevant Fund in each repurchase agreement.  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities.  Each Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Securities of Companies in the Financial Services Industry

Certain provisions of the federal securities laws permit investment portfolios, including each Fund, to invest in companies engaged in securities-related activities (securities issuers) only if certain conditions are met.  Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

Each Fund also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met:  (1) immediately after the purchase of any securities issuer’s equity and debt securities, the purchase cannot cause more than 5% of the relevant Fund’s total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the relevant Fund may not own more than 5% of the outstanding securities of that class of the securities issuer’s equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the relevant Fund may not own more than 10% of the outstanding principal amount of the securities issuer’s debt securities.

In applying the gross revenue test, an issuer’s gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest.  All of the above percentage limitations are applicable at the time of purchase as well as the issuer’s gross revenue test.  With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business:   (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

Neither Fund is permitted to acquire any security issued by the Investment Manager or any affiliated company.  The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, each Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 15% of the total outstanding voting stock of the insurance company.  Certain state insurance laws impose similar limitations.

Temporary Investments

When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of each Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.  Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the particular Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds.  The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

Policies and Procedures Regarding the Release of Portfolio Holdings Information

The Company believes that the ideas of the Investment Manager’s investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating a Fund’s trading strategies or using Fund information for stock picking.  However, the Company also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.
The Company has adopted policies and procedures relating to disclosure of each Fund’s portfolio securities.  The policies and procedures relating to disclosure of each Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to a Fund’s operation or useful to a Fund’s shareholders without compromising the integrity or performance of such Fund .

The Company’s overall policy with respect to the release of portfolio holdings information is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders.  Subject to the limited exceptions described below, the Investment Manager will not make available to anyone non-public information with respect to a Fund’s portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Investment Manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Exceptions to the portfolio holdings release policy described above will be made only when:  (1) a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Company’s fiduciary duties.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories:  data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Company and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets (collectively, “Service Providers”).  Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized.  The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the particular Fund and its shareholders, and the legitimate business purposes served by such disclosure.  The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement.  Non-disclosure agreements include the following provisions:

●	The recipient agrees to keep confidential any portfolio holdings information received.

●	The recipient agrees not to trade on the nonpublic information received.

●	The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Investment Manager.

In no case does the Company, a Fund or the Investment Manager receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the Company’s President or Executive Vice President (collectively, an “Executive Officer”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.

The Company has established procedures to ensure that its portfolio holdings information is only disclosed in accordance with these policies.  Only an Executive Officer of the Company may approve the disclosure, and then only after considering the anticipated benefits and costs to the relevant Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Company’s affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure.  Only someone approved by the Executive Officer may make approved disclosures of portfolio holdings information to authorized recipients.  The Company reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Company’s policy and any applicable non-disclosure agreement.
The Company’s CCO monitors the Company’s compliance with this disclosure policy and annually reviews information regarding the identity of each service provider or other authorized party that receives information regarding a Fund’s portfolio holdings prior to public dissemination.  With exception of those Service Providers identified above, who receive information on an ongoing or as needed basis in order to perform their contractual or fiduciary duties to a Fund, the CCO also reviews the frequency with which the authorized party receives such information and the business purpose for which the disclosure is made.

In order to help facilitate the Board’s determination that nonpublic portfolio holdings disclosure to Service Providers prior to public dissemination is in the best interests of a Fund’s shareholders, the CCO will make an annual report to the Board on such disclosure and any recommended material changes to the policy.  In addition, the Board will receive any interim reports that CCO may deem appropriate.  The Company’s portfolio holdings release policy has been initially reviewed and approved by the Board and any material amendments shall also be reviewed and approved by the Board.  Any conflict of interest identified between the interests of shareholders on the one hand and those of the Investment Manager, the Distributor, or any affiliated person of the Company, the Investment Manager or the Distributor, on the other, that are not resolved under the Codes and that may arise as a result of the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

OFFICERS AND DIRECTORS

Officers and Directors

The Board is responsible for managing the business affairs of the Company and the Funds and exercising all of their powers except those reserved for shareholders.  The following table gives information about each Board member and the senior officers of the Company.  Each Director and officer holds office until the person resigns, is removed, or replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Directors and officers is 370 Church Street, Guilford, Connecticut 06437, unless otherwise indicated.
Name, Year of Birth and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Served

Independent Board Members					None
Harvey D. Hirsch* Year of Birth: 1941	Director	Since September 7, 2007	Senior Vice President, Marketing, Van Eck Associates Corporation, an investment adviser, since May 2007. Independent (self-employed) marketing consultant from 1996 to May 2007.	2

Joseph Klein III* Year of Birth: 1961	Director	Since September 7, 2007	Managing Director of Gauss Capital Advisors, LLC, a financial consulting and investment advisory firm focused on biopharmaceuticals since he founded the company in March 1998. Founding Venture Partner of Red Abbey Venture Partners, LP, a private health venture fund, since September 2003.	2	BioMarin Pharmaceutical, Inc. ISIS Pharmaceuticals, Inc. OSI Pharmaceuticals, Inc. Savient Pharmaceuticals, Inc. PDL BioPharma Inc.
Roy L. Nersesian* Year of Birth: 1939	Director	Since September 7, 2007	Associate professor of the School of Business, Monmouth University, since September 1985. Adjunct Professor of the Center for Energy and Marine Transportation, Columbia University, since September 2000. Consultant, Poten & Partners, provider of brokerage and consulting services to the energy and ocean transportation industries, since September 1992.	2	None
John T. Rossello, Jr.* Year of Birth: 1951	Director	Since September 7, 2007	Partner at PricewaterhouseCoopers LLP from October 1988 to June 2007	2	None

Interested Board Members and Officers
John D. Gillespie†* Year of Birth: 1959	Director President	Since September 7, 2007	Managing member of Prospector Partners, LLC, an affiliate of the Investment Manager, and portfolio manager of the investment funds sponsored by Prospector Partners, LLC since 1997. Chairman and President of White Mountains Advisors, an investment adviser, from 2002 to 2005.	2	White Mountains Insurance Group, Ltd.
Richard P. Howard Year of Birth: 1946	Executive Vice President	Since September 7, 2007
Portfolio Manager at Prospector Partners, LLC since August 2005.

Managing Director of White Mountains Advisors, LLC from 2001 to August 2005.

Senior Vice President of OneBeacon Insurance Group from 2001 to August 2005.
				N/A	OneBeacon Insurance Group, Ltd.

Kevin R. O’Brien Year of Birth: 1963	Executive Vice President	Since September 7, 2007	Portfolio Manager at Prospector Partners, LLC since April 2003. Managing Director of White Mountains Advisors, LLC from April 2003 to August 2005.	N/A	None

Peter N. Perugini, Jr. Year of Birth: 1970	Secretary Treasurer	Secretary since September 7, 2007 Treasurer since June 6, 2007	Chief Financial Officer at Prospector Partners, LLC since 2000. Controller of Prospector Partners, LLC from 1997-2000.	N/A	None

Kim Just Year of Birth: 1967	Chief Compliance Officer	Since September 7, 2007	Chief Compliance Officer at Prospector Partners, LLC since March 2006. Manager, Whittlesey & Hadley, P.C., an accounting services firm from September 1997 to March 2006.	N/A	None

Brian Wiedmeyer Year of Birth: 1973	Assistant Secretary	Since September 7, 2007
Mutual fund client compliance officer for US Bancorp Fund Services, LLC, a mutual fund service provider, since January 2005.

Fund administration and accounting role for UMB Fund Services, a mutual fund service provider, from 1998 to 2005.

				N/A	None

Douglas Schafer Year of Birth: 1970	Assistant Secretary	Since September 7, 2007	Mutual fund client compliance officer for US Bancorp Fund Services, LLC, a mutual fund service provider, since April 2002.	N/A	None
* Each of the Company’s directors was elected by written consent of the sole shareholder of the Funds’ on September 7, 2007.
† John D. Gillespie is an interested director of the Fund because he is also the managing member of the

Investment Manager.

Compensation

The Company intends to pay each Board member $25,000 per year.  The Company is a newly formed entity.  In addition, Board members are reimbursed by the Company for expenses incurred in connection with attending board meetings.

Fund Shares Owned by Board Members.

The Company is a newly formed entity.  As of the date of this SAI, no shares of the Company had been offered to the public.  Therefore, no director owned Fund shares as of such date.

As of September 19, 2007, for organizational purposes only, the Investment Manager beneficially owned all of the outstanding shares of the Funds. It is contemplated that soon after the initial public offering of the shares of the Funds, the Investment Manager’s ownership of shares of the Funds will decrease as a percentage of the Funds’ outstanding shares.

Board Committees

The Board maintains three standing committees:  the Audit Committee, the Valuation Committee and the Nominating Committee.  The Audit Committee is generally responsible for recommending the selection of the Company’s independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and reviewing matters relating to the Company’s financial reports and internal accounting.  The Nominating Committee is generally responsible for nominating candidates for noninterested Board member positions and presenting such nominations to the Board. When vacancies arise or elections are held, the Nominating Committee shall review candidates for, and make nominations of directors to the Board. The Nominating Committee Charter does not contemplate the acceptance of candidates from shareholders.  The Valuation Committee is generally responsible for (among other things) determining and monitoring the value of the Funds’ assets.

When vacancies arise or elections are held, the Nominating Committee considers qualified nominees.

Committee	Members
Audit Committee	Harvey D. Hirsch Roy L. Nersesian John T. Rossello, Jr.

Valuation Committee	John D. Gillespie Joseph Klein III Harvey D. Hirsch Richard P. Howard Kevin R. O’Brien Peter N. Perugini, Jr. Kim Just.

Nominating Committee	Harvey D. Hirsch Joseph Klein III Roy L. Nersesian John T. Rossello, Jr.

CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

Code of Ethics

The Company, the Investment Manager and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict personnel from investing in securities that are being considered for the Funds or that are currently held by the Funds.

Proxy Voting Policies and Procedures

The Board of Directors has delegated the responsibility to vote proxies for securities held in the Funds’ portfolios to the Investment Manager, subject to the Board’s oversight. The Investment Manager’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. Each Fund’s voting record relating to portfolio securities during the most recent twelve month period ended June 30, may be obtained upon request and without charge by calling toll free (877) PFI-STOCK or (877) 734-7862, on the Fund’s website at www.prospectorfunds.com and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED

The Funds’ Investment Manager is Prospector Partners Asset Management, LLC, a Delaware limited liability company controlled by John D. Gillespie and owned by Prospector Partners, LLC and Richard P. Howard.  Mr. John D. Gillespie is the managing member of Prospector Partners, LLC, and together with Kevin R. O’Brien, owns a majority of that entity.  Subject to the general supervision of the Directors, the Investment Manager provides investment advisory services to each Fund pursuant to an Advisory Agreement between the Company and the Investment Manager.  The Investment Manager, located at 370 Church Street, Guilford, CT 06437, has filed an application for registration as an investment adviser with the Securities and Exchange Commission.  The Investment Manager is responsible for developing the investment policies and guidelines for each of the Funds.

The Investment Manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell.  The Investment Manager also selects the brokers who execute each Fund’s portfolio transactions.  The Investment Manager provides periodic reports to the Board, which reviews and supervises the Investment Manager’s investment activities.  To protect each Fund, the Investment Manager and its officers, directors and employees are covered by fidelity insurance.

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Board or by majority vote of the relevant Fund’s outstanding voting securities (as defined by the 1940 Act) on 60 days’ written notice by either party and will terminate automatically upon assignment.

Management Fees

Each Fund pays the Investment Manager a fee equal to an annual rate of 1.10% of the average daily net assets of the Fund.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

INVESTMENT ADVISORY CONTRACT

The Company’s independent directors (the “directors”) unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Funds and the Investment Manager and US Bancorp Fund Services, LLC (the Funds’ administrator) at the organizational meeting held on September 7, 2007.

In preparation for the meeting, the directors had requested from the Investment Manager and evaluated materials, including expense and other information for other investment companies with similar investment objectives derived from data compiled by the Investment Manager.  Prior to voting, the directors reviewed the proposed approval of the Advisory Agreement with management and with counsel to the Company and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval.  In reaching their determinations relating to approval of the Advisory Agreement, the directors considered all factors they believed relevant including the following:

1.      the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.      payments to be received by the Investment Manager from all sources in respect of the Funds;

3.      comparative fee and expense data for the Funds and other investment companies with similar investment objectives;

4.      the extent to which economies of scale may be realized as the Funds grows and whether fee levels reflect  these economies of scale for the benefit of investors;

5.      the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Investment Manager may benefit from soft dollar  arrangements;

6.      fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Funds;

7.      information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.      the professional experience and qualifications of the Funds’ portfolio managers and other senior  personnel of the  Investment Manager; and

9.      the terms of the Advisory Agreement.

The directors also considered their overall confidence in the integrity and competence of the Investment Manager and the portfolio managers.  In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors determined that the overall arrangements between the Funds and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should be the investment adviser for the Funds, and that the fees payable to the Investment Manager pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Investment Manager

The directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the directors, administers the Funds’ business and other affairs.  The Investment Manager manages the investment of the assets of the Funds, including making purchases and sales or portfolio securities consistent with each Fund’s investment objective and policies.  The Investment Manager also provides the Funds with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Funds’ operations.  The Investment Manager pays all of the compensation of the officers of the Company that are affiliated persons of the Investment Manager.

The directors considered the scope and quality of services proposed to be provided by the Investment Manager under the Advisory Agreement.  The directors considered the quality of the investment research capabilities of the Investment Manager and the other resources it proposes to dedicate to performing services for the Funds. The directors also considered the portfolio managers’ experience, reputation and investment philosophy.  The quality of administrative and other services also were considered. The directors also noted that the Investment Manager made a presentation regarding its trading practices, including its policies regarding allocation of investment opportunities among client accounts.  The directors concluded that, overall, they were satisfied with the nature, extent and quality of services proposed to be provided to the Funds under the Advisory Agreement.

Payments to be Received by the Investment Manager; Fall-Out Benefits

The directors determined that the Investment Manager was not receiving additional benefits in connection with providing advisory services to the Funds other than potential benefits pursuant to soft dollar arrangements as discussed. The directors considered that the Investment Manager may benefit from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Funds.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Funds to the Investment Manager and information prepared by the Investment Manager and US Bancorp Fund Services, LLC concerning fee rates paid by other comparable funds.  The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, but determined that the proposed advisory fee rate was in line with other comparable funds. The directors also considered that the proposed advisory fee was comparable to the fees proposed to be charged by the Investment Manager to its other client accounts.

The directors also considered the anticipated total expense ratio of the Funds in comparison to the fees and expenses of the funds included in the comparison. The directors noted that the expense ratios of some of the comparable funds also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors noted that the expense ratio of the Funds would be lowered by the Investment Manager voluntarily and contractually until the third anniversary of the date the Funds commence operations, unless the directors approve its earlier termination or revision. The directors concluded that the Funds’ anticipated expense ratio was satisfactory.  Finally, the directors noted that there may be economies of scale as the Funds grows and concluded that it may be appropriate to consider those issues in the future.

PORTFOLIO MANAGERS

Capital Appreciation Fund

The Capital Appreciation Fund is managed by a team of John D. Gillespie, Richard P. Howard and Kevin R. O’Brien.  Mr. Howard acts as the lead member of the Capital Appreciation Fund’s portfolio management team. Mr. Gillespie is the managing member of the Investment Manager and has veto power with respect to each investment made by the team. Biographical information about Mr. Gillespie, Mr. Howard and Mr. O’Brien is set forth below.

Opportunity Fund

The Opportunity Fund is managed by a team of John D. Gillespie, Kevin R. O’Brien and Richard P. Howard.  Mr. Gillespie and Mr. O’Brien act as the lead members of the Opportunity Fund’s portfolio management team. Mr. Gillespie is the managing member of the Investment Manager and has veto power with respect to each investment made by the team. Biographical information about Mr. Gillespie, Mr. O’Brien and Mr. Howard is set forth below.

Other Client Accounts

As of July 1, 2007, the Investment Manager was responsible for the day-to-day management of certain Other Client Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts		Total Assets	Number of Accounts	Total Assets
John D. Gillespie**	n/a	$	n/a	6	*	$0.625B*	12	$0.486B
Kevin R. O’Brien**	n/a	$	n/a	6	*	$0.625B*	12	$0.486B
Richard P. Howard	n/a	$	n/a	1		$0.066B	18	$2.367B

 * Accounts listed above are subject to a performance-based advisory fee.

** John D. Gillespie and Kevin R. O’Brien share responsibility for the management of the Other Pooled Investment Vehicles and Other Accounts set forth beside their names above.

The Investment Manager and its affiliates manage other institutional client accounts, including private pooled investment funds (collectively, “Other Client Accounts”).

The portfolio managers that comprise each portfolio management team are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles.  The members of the portfolio management team do not presently manage any other registered investment companies.  They manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees.

The Investment Manager may give advice and take action with respect to any of the Other Client Account it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of a Fund.  Similarly, with respect to the Funds, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for Other Client Accounts.  The Investment Manager is not obligated to refrain from investing in securities held by a Fund or Other Client Accounts it manages.

The Company and the Investment Manager have each adopted a code of ethics, as required by federal securities laws.  Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, but are restricted from purchasing securities that are being considered for the Funds or that are currently held by the Funds.  The personal securities transactions of access persons of the Funds and the Investment Manager will be governed by the code of ethics.  The code of ethics is on file with, and available from, the SEC.

Each Fund pays the Investment Manager a fee based on the assets under management of the Fund as set forth in the Advisory Agreement.  The Investment Manager and its affiliates pay its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Funds.  The compensation structure of the Investment Manager and its affiliates is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients.  The compensation of each of the portfolio managers includes a fixed base salary and incentive components.  It is expected that the portfolio managers will receive an incentive payment based on the revenues earned by the Investment Manager and its affiliates from the Funds and from Other Client Accounts.  It is expected that the incentive compensation component with respect to all portfolios managed by the portfolio managers can, and typically will, represent a significant portion of each portfolio manager’s overall compensation, and can vary significantly from year to year.

Ownership of Fund Shares

Portfolio Managers	Dollar Range of Beneficial Ownership in the Fund as of September 19, 2007
John D. Gillespie	None
Richard P. Howard	None
Kevin R. O’Brien	None

As of September 19, 2007, the Investment Manager beneficially owns 3,334 shares of each of the Capital Appreciation Fund and the Opportunity Fund.

CONFLICTS

As an investment adviser and fiduciary, Prospector Partners Asset Management, LLC, the Investment Manager, owes its clients a duty of loyalty.  In recognition of the fact that conflicts of interest are inherent in the investment management business, the Investment Manager has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.  All employees of the Investment Manager and its affiliates are subject to these policies.

The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy or sell securities which may be owned, bought or sold for clients.  Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client.  The Investment Manager’s personnel are not permitted to engage in transactions for their personal accounts in securities that are owned by clients, being bought, sold or considered for purchase or sale by clients.  Subject to reporting requirements and other limitations in the Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions in non-client securities and to acquire shares of the Funds.  The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and preclearance of all securities transactions.

The portfolio managers manage multiple portfolios for multiple clients.  These accounts may include mutual funds, separate accounts and private pooled investment vehicles (commonly referred to as “hedge funds”).  Each portfolio managers may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles.  Accordingly, client portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds.  The portfolio managers make investment decisions for each Fund based on the Fund’s investment objective, policies, practices, cash flows, tax and other relevant investment considerations.  Consequently, the portfolio managers may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio managers may place transactions on behalf of other clients or a Fund that are directly or indirectly contrary to investment decisions made on behalf of the other Fund, which has the potential to adversely impact such Fund, depending on market conditions.  In addition, some of these Other Client Account structures have fee structures, such as performance based fees, that differ (and may be higher than) the Funds.  Accordingly, conflicts of interest may arise when the Investment Manager has a particular financial incentive, such as a performance-based fee, relating to an account.

The Investment Manager has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities.  The Investment Manager reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably.  The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies.  In addition, the Investment Manager’s allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that orders are aggregated, the client orders are price averaged.  Finally, the Investment Manager’s procedures also require objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts.  These areas are monitored by the Investment Manager’s chief compliance officer.

DISTRIBUTOR

On September 7, 2007, Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, was approved to serve as distributor for the Company effective September 28, 2007. The Distribution Agreement is effective for an initial term of two years and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or vote of a majority of outstanding shares of the Company. The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of the Fund shares, will use its best efforts to distribute the Funds’ shares. The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

Distribution Plan

In accordance with Rule 12b-1 under the 1940 Act, each Fund has adopted a distribution plan (the “Plan”), which provides for the reimbursement by the Fund of distribution expenses incurred by Quasar Distributors, LLC on behalf of the Fund at an annual rate of up to 0.25% of the average daily net assets of the Fund.

The Plan provides that Quasar Distributors, LLC may incur expenses for any distribution-related purpose it deems necessary or appropriate, including:  (i) any sales, marketing and other activities primarily intended to result in the sale of shares of the Funds,  (ii) reviewing the activity in Funds’ accounts; (iii) providing training and supervision of the Company’s personnel; (iv) maintaining and distributing current copies of prospectuses and shareholder reports; (v) advertising the availability of its services and products; (vi) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; (vii) responding to customers’ and potential customers’ questions about the Funds; and (viii) providing ongoing account services to shareholders (including establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders).  Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of Distributor and various financial institutions or other persons who engage in or support the distribution of shares of the Funds, or who respond to shareholder inquiries regarding the Funds’ operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of shares of the Funds to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by Distributor or others in connection with the offering of shares of the Funds for sale to the public.

The Plan requires the Funds and Quasar Distributors, LLC to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those  expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the Board, including a majority of the independent Directors.  The Plan further provides that it may not be amended to materially increase the costs, which the Funds bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the independent Directors.  The Plan may be terminated at any time by a majority of the independent Directors or by shareholders of the Funds.

Distribution fee information is not provided because the Funds have not commenced operations prior to the date of this SAI.

CUSTODIAN

U.S. Bank, N.A. (“Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is custodian for the securities and cash of each Fund.  Under the Custody Agreement, the Custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

USBFS serves as Fund Accountant and Transfer Agent to the Funds pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement between the Company and USBFS.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accounting fee.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee.

ADMINISTRATOR

USBFS serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement among the Company, the Adviser (with respect to the compensation section only), and USBFS. USBFS, which is affiliated with the Funds’ distributor, provides the following services under the Fund Administration Servicing Agreement. USBFS (i) facilitates general Fund management; (ii) monitors Fund compliance with federal and state regulations; (iii) supervises the maintenance of the Funds’ general ledger and prepares the Funds’ monthly financial statements; and (iv) prepares other specified financial and tax reports and information.

Effective September 28, 2007, under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Company at an annual rate of 0.08% on the first $300 million and 0.07% on the next $500 million and 0.04% on the balance, subject to a minimum annual fee of $40,000 per Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP is the Company’s Independent Registered Public Accounting Firm.  The Independent Registered Public Accounting Firm will audit the financial statements included in the Company’s Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS

The Investment Manager selects brokers and dealers to execute each Fund’s portfolio transactions in accordance with criteria set forth in the Advisory Agreement and any directions that the board may give.

When placing a portfolio transaction, the Investment Manager seeks to obtain “best execution” - the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and the Investment Manager’s other clients.  For most transactions in equity securities, the amount of commission paid is negotiated between the Investment Manager and the broker executing the transaction.  The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the investment personnel of the Investment Manager responsible for placement and review of the transactions.  These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.  The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution.  Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Manager may cause a Fund to pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives.  This may be viewed in terms of either the particular transaction or the Investment Manager’s overall responsibilities to client accounts over which it exercises investment discretion.  The brokerage commissions that are used to acquire services other than brokerage are known as “soft dollars.” Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer).  To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities.  These services may not always directly benefit the Fund.  They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities.  The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms.  It is not anticipated that the receipt of these products and services will reduce the Investment Manager’s research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients.  Each Fund may obtain other services from brokers in connection with the Fund’s investment transactions with such brokers.  Such services will be limited to services that would otherwise be a Fund expense.

If purchases or sales of securities of a Fund and one or more other clients managed by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold.  In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned.  In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

Because each Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund placed portfolio brokerage transactions.  In such circumstances, the broker-dealer would be considered an affiliated person of such Fund.  To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer.  These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

TAXATION OF THE FUNDS

Qualification as a Regulated Investment Company

Each Fund will elect to be treated as a regulated investment company under Subchapter M of the Code.  A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in the manner required under the Code.  Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gain and therefore does not expect to pay federal income tax, although in certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, or net income derived from interests in certain qualified publicly traded partnerships, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance.

Excise Tax

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year.  The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods.  The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which a Fund pays income tax for the taxable year ending in the calendar year.  Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, a Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

Certain Tax Rules Applicable to the Funds’ Transactions

Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by a Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year.  Gain or loss realized by a Fund on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Sale or Redemption of Shares

In general, you will recognize a gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares.  All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.  In general, any gain or loss arising from the sale or redemption of shares of a Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Company is an open-end management investment company.  The Company was organized as a Maryland corporation on June 6, 2007, and is registered with the SEC.  The Company offers separate series (“Funds”) of shares of common stock.

The Company has noncumulative voting rights.  For Board member elections, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board.  If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Funds do not intend to hold annual shareholder meetings and are not required to.  The Funds may hold special meetings, however, for matters requiring shareholder approval.  A special meeting also may be called by the Board and certain officers in their discretion.

Fund Ownership   Prospector Partners Asset Management, LLC is the initial shareholder of each Fund.  As of September 19, 2007, the Investment Manager owns 3,334 shares of each of the Capital Appreciation Fund and the Opportunity Fund. Such shares will be acquired for investment and can only be disposed of by redemption.  It is expected that the Funds will bear some or all of their offering and/or organizational expenses.  To the extent the organizational expenses of a Fund are paid by the Fund, they will be expensed and immediately charged to net asset value.  Prior to the offering of a Fund’s shares, Prospector Partners Asset Management, LLC will be the Fund’s sole shareholder and deemed a controlling person of the Fund.

As of September 19, 2007, the officers and board members, as a group, owned of record and beneficially none of the outstanding shares of each Fund.  The officers and board members may own shares in other pooled investment vehicles or management accounts managed by Prospector Partners Asset Management, LLC or its affiliates.

From time to time, certain shareholders may own a large percentage of the shares of a Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

BUYING AND SELLING SHARES

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions.  An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction.  Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject.  Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions. The Funds may reject any order to buy shares placed by an investor outside the U.S., in their discretion.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars.  The Company may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.  We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares by check or ACH a $25 fee will be charged against your account if your payment is returned.  In addition, you may be responsible for any loss sustained by the Fund for any returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the NAV determined on the business day following the dividend record date (sometimes known as the “ex-dividend date”).  The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Please note your application and investment check or wire must be received by September 28, 2007 to receive the opening net asset value of $15.00. If received after that date, you will receive the next calculated net asset value after receipt. Any monies received before that date will be held in escrow without interest and invested on September 28, 2007.

Investment by Asset Allocators

The Fund permits investment in the Funds by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf.  The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Funds.  As a result of adjustments in such asset allocation decisions, the Funds may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions.  The Company, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers.  In such circumstances, the Company may restrict or reject trading activity by Asset Allocators if, in the judgment of the Investment Manager, such trading may interfere with the efficient management of a Fund’s portfolio, may materially increase a Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders.  Neither the Company, the Funds, nor the Investment Manager nor any other affiliated party receives any compensation or other consideration in return for permitting investments by Asset Allocators.

Other Payments

From time to time, Prospector Partners Asset Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of a Fund.  Such compensation may include financial assistance to dealers that enable Prospector Partners Asset Management to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  These payments may vary depending upon the nature of the event.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.  Prospector Partners Asset Management makes payments for events it deems appropriate, subject to Prospector Partners Asset Management guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Prospector Partners Asset Management and any services provided.

Systematic Withdrawal Plan

You may redeem your Fund shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the Plan, your account balance must be at least $25,000 and each payment should be a minimum of $100.  If you elect this method of redemption, a Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This Plan may be terminated at any time by a Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Shares sold under the plan may be subject to a redemption fee where shares are sold pursuant to the systematic withdrawal plan within sixty (60) calendar days of their purchase date.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund.  This is especially likely to occur if there is a market decline.  If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.  Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment.  The Company may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Company receives notification of the shareholder’s death or incapacity.

Redemptions in Kind

In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund.  In these circumstances, the securities distributed would be valued at the price used to compute the Fund’s net assets and you may incur brokerage fees in converting the securities to cash.  The Company does not intend to redeem illiquid securities in kind.  If this happens, however, you may not be able to recover your investment in a timely manner.

Share Certificates

We will credit your shares to your Fund account.  We do not issue share certificates.  This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

General Information

The proceeds from distributions will be either paid in cash or reinvested in additional shares at NAV.  If you do not make an election as to the form in which you wish to receive distributions, distribution proceeds will be reinvested in additional shares at NAV.

Interest or income earned on redemption checks sent to you during the time the checks remain uncashed will be retained by US Bancorp Fund Services, LLC.  The Company and the Funds will not be liable for any loss caused by your failure to cash such checks.  The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge.  If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible.  By offering this service to you, the Company is not bound to meet any redemption request in less than the seven-day period prescribed by law.  Neither the Funds, the Company nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

If you buy or sell shares through your securities dealer, we use the NAV next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund.  If you sell shares through your securities dealer, it is your dealer’s responsibility to transmit the order to the Fund in a timely fashion.  Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.  Any loss to you resulting from your dealer’s failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.  Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Prospector Partners Asset Management or entered into a selling agreement and/or servicing agreement with Prospector Partners Asset Management or USBFS.  For example, the Company permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE.  If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Company, Prospector Partners Asset Management and/or USBFS may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Company has the right (but has no obligation) to:  (i) restrict the shares and require the written agreement of all persons deemed by the Company to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Company be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Company the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Company may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Prospector Partners Asset Management, and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities.  Please call Shareholder Services toll free at (877) PFI-STOCK or (877) 734-7862 for additional information on this program.

Quasar Distributors, LLC may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below.  Quasar Distributors, LLC receives no other compensation from the Fund for acting as underwriter.

PRICING OF SHARES

When you buy shares, you pay the NAV per Share.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

When you sell shares, you receive the NAV minus any applicable redemption fees.

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio.  The NAV per share is determined by dividing the total NAV of the Fund by the applicable number of shares outstanding.

Each Fund calculates its NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 PM Eastern time).  The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date.  Each Fund may utilize independent pricing services to assist in determining a current market value for each security.  If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, each Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, at the last quoted bid price.  Each Fund values over-the-counter portfolio securities at the last quoted bid price.  If a security is traded or dealt in on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE.  The value of these securities used in computing the NAV is determined as of such times.  Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV.  Each Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period.  If an event occurs the third party pricing vendors will provide revised values to the relevant Fund.

PROSPECTOR FUNDS INC. FINANCIAL STATEMENTS

FINANCIAL STATEMENTS JUNE 6, 2007 (DATE OF ORGANIZATION) THROUGH SEPTEMBER 4, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Prospector Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Prospector Funds, Inc., comprising the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (the “Funds”), as of September 4, 2007 and the related statement of operations for the period from June 6, 2007 (date of organization) through September 4, 2007.  These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prospector Funds, Inc. at September 4, 2007, and the results of its operations for the period from June 6, 2007 (date of organization) through September 4, 2007, in conformity with U.S. generally accepted accounting principles.

                                     /s/  Ernst & Young LLP

Minneapolis, MN
September 12, 2007

Prospector Funds, Inc.
Statement of Assets and Liabilities
September 4, 2007

	Capital Appreciation Fund	Opportunity Fund
ASSETS

Cash	$50,010	$50,010
Receivable from investment adviser	30,625	30,625
Deferred offering costs	97,950	97,950

Total assets	178,585	178,585

LIABILITIES

Payable for organizational costs	30,625	30,625
Accrued offering costs	97,950	97,950

Total liabilities	128,575	128,575

NET ASSETS	$50,010	$50,010

Capital shares outstanding, $.001 par value,
3,334 shares outstanding, 500,000,000
shares authorized for each fund	$3	$3
Additional paid in capital	50,007	50,007
	$50,010	$50,010

Net Asset Value, offering price and
redemption price per share	$15.00	$15.00

 The accompanying notes are an integral part of these financial statements

Prospector Funds, Inc.
Statement of Operations
For the Period from June 6, 2007 (date of organization) to September 4, 2007

	Capital Appreciation Fund	Opportunity Fund
INCOME	$--	$--

EXPENSES

Organizational expenses	30,625	30,625
Less: expenses reimbursed by Adviser	(30,625)	(30,625)

Net Investment Income	$--	$--

The accompanying notes are an integral part of these financial statements.

Prospector Funds
Notes to Financial Statements
As of September 4, 2007

1.        Organization

The Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The series presently authorized are the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund”, collectively the “Funds”).  As of September 4, 2007, the Funds have had no operations other than those related to organizational matters.

2.        Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities which are traded on an exchange are valued at the last sales price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors.

Currently, the Funds do not own any investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Organizational and Offering Costs

Organizational costs consist of costs incurred to establish the Corporation and enable it to legally do business.  These expenses will be reimbursed by the Adviser.  Offering costs have been deferred and will be amortized on a straight-line basis over the first twelve months after the commencement of operations of each Fund.

Expenses

Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one series of the Corporation are allocated among the respective series based on relative net assets or another appropriate basis.

Federal Income Taxes

The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

Prospector Funds
Notes to Financial Statements
As of September 4, 2007

3.        Subsequent events

On September 7, 2007, the Company held its organizational meeting of the board of directors, at which time the following agreements and share capital were approved.

The Corporation has an Investment Advisory Agreement (the “Agreement”) with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Corporation, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.10% of average daily net assets.

The Corporation has entered into Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has agreed to waive, through September 17, 2010 its management fee and/or reimburse each Fund’s other expenses (excluding extraordinary expenses), to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.50 % of the average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

As of September 4, 2007, the Adviser owes each Fund $30,625 for costs incurred in connection with the Corporation’s organizational expenses in accordance with the fee waiver and expense limitation agreement.

U.S. Bancorp Fund Services, LLC will act as the Fund’s administrator, accountant, and transfer agent.  Fees for administration are 0.08% on the first $300 million of managed assets, 0.07% on the next $500 million and 0.04% on the balance.  Fees for accounting include a base fee of $33,000 on the first $100 million of managed assets plus 0.02% on the next $250 million, 0.01% on the next one billion and 0.0075% on the balance for each Fund.  Fees for transfer agent include a base fee of $16,000 per Fund.   In addition to the fees described, there are additional out of pocket expenses such as printing, telephone, etc. that are paid to U.S. Bancorp Fund Services, LLC for these services.

Quasar Distributors, LLC will provide distribution services for the Funds at a fee of 0.01% of managed assets capped at $17,500 per Fund as well as out of pocket expenses.

U.S. Bank, N.A. will serve as the custodian for the Funds at a fee of 0.004% of the average daily market value of the account plus daily transaction fees and out of pocket expenses.

APPENDIX A – PROXY VOTING PROCEDURES

PROSPECTOR FUNDS, INC.

Proxy Voting Policies and Procedures

Adopted September 7, 2007

SECTION 1.  Purpose

Shareholders of the various series (“Series”) of Prospector Funds, Inc. (the “Fund”) expect the Fund to vote proxies received from issuers whose voting securities are held by a Series.  The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Series.

SECTION 2.  Responsibilities

(A)           Adviser.  Pursuant to the investment advisory agreement between the Fund and the investment adviser providing advisory services to the Series (the “Adviser”), the Fund has delegated the authority to vote proxies received by each Series regarding securities contained in its portfolio to the Adviser. Accordingly, the Fund incorporates herein and makes a part hereof, the Adviser’s proxy voting policies and procedures (attached hereto as Appendix A).  These Policies are to be implemented by the Adviser for each Series for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Series, the Adviser shall act on behalf of the applicable Series to promote the Series’ investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Series, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Series’ custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)           Proxy Manager.  The Fund will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Fund.   The Proxy Manager shall oversee compliance by the Adviser and the Fund’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  Scope

These Policies summarize the Fund’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how the Adviser should vote the Series’ shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Series may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  Policies and Procedures for Voting Proxies

(A)           General

(1)           Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients and/or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Company’s Board of Directors (the “Board”) has been notified that the Adviser intends to use either such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Series’ proxies and has approved such guidelines; and (C) the Adviser’s and/or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Series’ Registration Statement (collectively considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Series’ proxies consistent with such Adviser Guidelines.

(2)            Independence.  The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser.  The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Series.

(3)           Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Series’ proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Series’ shareholders.

(1)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)           Appointment of Auditors.  Management recommendations will generally be supported.

(3)           Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Series’ shareholders.

(C)           Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest

The Adviser is responsible for maintaining procedures to identify conflicts of interest.  The Fund recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Series advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Series, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Series, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of the Series’ shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Fund may abstain from voting proxies in certain circumstances.  The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Series’ shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Series to effect a vote would be uneconomic relative to the value of the Series’ investment in the issuer.

(F)           Reporting

The Series are required to file Form N-PX annually with the SEC which lists the Series’ complete proxy voting record for the twelve month period ended June 30th.  This form is available on the SEC’s website or is available by calling the Series’ toll-free number as listed on the prospectus.

PROSPECTOR PARTNERS ASSET MANAGEMENT, LLC

Proxy Voting Policy and Procedures

Adopted September 7, 2007
I.           Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Prospector Partners Asset Management, LLC (the “Advisor”) generally retains proxy-voting authority with respect to securities purchased for its clients.  Under such circumstances, the Advisor votes proxies in the best interest of its clients and in accordance with these policies and procedures.

II.          Use of Third-Party Proxy Voting Service

The Advisor has entered into an agreement with Institutional Shareholder Services (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Advisor with its  research on proxies and to facilitate the electronic voting of proxies.

The Advisor has instructed the Proxy Voting Service that it is generally not to execute any ballot on behalf of the Advisor without first receiving specific instruction from the Advisor. If no approval is received by Proxy Voting Service by the voting deadline, the Proxy Voting Service will execute ballots in accordance with its recommendation and will notify the Advisor immediately that a vote has been executed on its behalf and the character of the vote.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research.  In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Advisor to make such an assessment.  The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Advisor’s policies and procedures as necessary.

Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service.  If a proxy is received by the Advisor and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service.  In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or the Advisor has made a determination that it is in the best interests of the Advisor’s clients for the Advisor to vote the proxy, the Advisor’s general proxy-voting procedures are required to be followed, as follows.  The Compliance Officer will:

1.      Keep a record of each proxy received;

2.      Forward the proxy to the Portfolio Manager or Analyst responsible for voting the proxy on behalf of the Advisor;

3.      Determine which accounts managed by the Advisor hold the security to which the proxy relates;

4.      Provide the Portfolio Manager or Analyst with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Advisor must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

5.      Absent material conflicts (see Section V), the Portfolio Manager or Analyst will determine whether the Advisor will follow the Proxy Voting Service’s recommendations or vote the proxy directly in accordance with the Advisor’s voting guidelines.  The

Portfolio Manager or Analyst will send his/her decision on how the Advisor will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner.  It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Advisor’s proxy voting records.

III.         General Voting Guidelines

To the extent that the Advisor is voting a proxy itself and not utilizing the Proxy Voting Service, the Advisor will follow these general voting guidelines.  Investment professionals of the Advisor each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Advisor’s clients.  Generally, the Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.  However, it is anticipated that circumstances may arise where votes are inconsistent with these general guidelines.  In addition, the Advisor will vote proxies in the best interests of each particular client, which may result in different votes for proxies for the same issuer.

A.          Elections of Directors

Unless there is a proxy fight for seats on the Board of Directors, the Advisor will generally vote in favor of the management proposed slate of directors.  The Advisor may withhold votes if the board fails to act in the best interests of shareholders, including, but not limited to, their failure to:

●	Implement proposals to declassify boards

●	Implement a majority vote requirement

●	Submit a rights plan to a shareholder vote

●	Act on tender offers where a majority of shareholders have tendered their shares

The Advisor may withhold votes for directors of non-U.S. issuers if insufficient information about the nominees is disclosed in the proxy statement.

B.          Appointment of Auditors

The Advisor generally believes that the company remains in the best position to choose its auditors and will generally support management’s recommendation for the appointment of auditors.

The Advisor will generally oppose the appointment of auditors when:

●	The fees for non-audit related services are disproportionate to the total audit fees

●	Other reasons to question the independence of the auditors exist

C.          Changes In Capital Structure

Absent a compelling reason to the contrary, the Advisor will generally cast votes in accordance with the company’s management.  However, the Advisor will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

The Advisor will generally favor increases in authorized common stock when it is necessary to:

●	Implement a stock split

●	Aid in restructuring or acquisition

●	Provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan

The Advisor will generally oppose increases in authorized common stock when:

●	There is evidence that the shares will be used to implement a poison pill or another form of anti-takeover defense

●	The issuance of new shares could excessively dilute the value of the outstanding shares upon issuance

D.          Corporate Restructurings, Mergers and Acquisitions

The Advisor will analyze such proposals on a case-by-case basis, taking into account, among other things, the views of investment professionals managing the portfolios in which the stock is held.

E.           Proposals Affecting Shareholder Rights

The Advisor believes that certain fundamental rights of shareholders must be protected.  The Advisor will weigh the financial impact of proposed measures against the impairment of shareholder rights.
The Advisor will generally favor proposals that give shareholders a greater voice in the affairs of the company, and generally oppose proposals that have the effect of restricting shareholders’ voice in the affairs of the company.

F.           Corporate Governance

The Advisor believes that good corporate governance is important in ensuring that management and the Board of Directors fulfill their obligations to the company’s shareholders.

The Advisor will generally favor proposals that promote transparency and accountability within a company, such as those promoting:

●	Equal access to proxies

●	A majority of independent directors on key committees

●	The Advisor will generally oppose:

●	Companies having two classes of shares

●	The existence of a majority of interlocking directors

G.           Anti-Takeover Measures

In general, proposed measures (whether advanced by management or shareholder groups) that impede takeovers or have the effect of entrenching management may be detrimental to the rights of shareholders and may negatively impact the value of the company.

The Advisor will generally favor proposals that have the purpose or effect of restricting or eliminating existing anti-takeover measures that have previously been adopted, such as:

●	Shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

●	The Advisor will generally oppose proposals that have the purpose or effect of entrenching management or diluting shareholder ownership, such as:

●	“Blank check” preferred stock

●	Classified boards

●	Supermajority vote requirements

H.           Executive Compensation

The Advisor generally believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude in determining the types and mix of compensation and benefit awards offered.

●	The Advisor will review proposals relating to executive compensation plans on a case-by-case basis to ensure:

●	The long-term interests of management and shareholders are properly aligned

●	The option exercise price is not below market price on the date of grant

●	An acceptable number of employees are eligible to participate in such compensation programs

The Advisor will generally favor proposals that have the purpose or effect of fairly benefiting both management and shareholders, such as proposals to:

●	“Double trigger” option vesting provisions

●	Seek treating employee stock options as an expense

The Advisor will generally oppose proposals that have the purpose or effect of unduly benefiting management, such as:

●	Plans that permit re-pricing of underwater employee stock options

●	“Single trigger” option vesting provisions

I.            Social And Corporate Responsibility

The Advisor will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine their financial impact on shareholder value.  The Advisor will generally oppose such social, political and environmental proposals that have a negative financial impact on shareholder value, such as measures that are unduly burdensome or result in unnecessary and excessive costs to the company.

J.            Abstentions; Determination Not to Vote; Closed Positions

The Advisor will abstain from voting or affirmatively decide not to vote if the Advisor determines that abstention or not voting is in the best interests of the client.  In making this determination, the Advisor will consider various factors, including, but not limited to, (i) the costs associates with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Advisor may determine not to vote proxies relating to securities in which clients have no position as of the receipt of the proxy (for example, when the Advisor has sold, or has otherwise closed, a client position after the proxy record date but before the proxy receipt date).

IV.         Disclosure

A.      The Advisor will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Advisor voted such client’s proxies, and to request a copy of these policies and procedures.  If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Advisor voted the client’s proxy.

B.      A concise summary of these Proxy Voting Policies and Procedures will be included in the Advisor’s Form ADV Part II, and will be updated whenever these policies and procedures are updated.  The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients.

V.           Potential Conflicts of Interest

A.      In the event that the Advisor is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Advisor and its clients.  This examination will include a review of the relationship of the Advisor, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Advisor or an affiliate of the Advisor or has some other relationship with the Advisor, its personnel or a client of the Advisor.

B.      If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Advisor will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  If the proxy involves a matter covered by the voting guidelines and factors described above, the Advisor will generally vote the proxy in accordance with the voting guidelines.  Alternatively, the Advisor may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

C.      The Advisor may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves.  In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Advisor determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Advisor will give the ERISA client the opportunity to vote the proxies themselves.

D.      If the Advisor determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a series (the “Series”) of Prospector Funds, Inc. (the “Mutual Fund”), then the Advisor shall contact the Chairman of the Board of the Mutual Fund.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Mutual Fund, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of the Series’ shareholders and may consider the recommendations of the Advisor or independent third parties that evaluate proxy proposals.  The Advisor will vote the proposal according the determination and maintain records relating to this process.

VI.         Proxy Recordkeeping

The Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place.  (Under the services contract between the Advisor and its Proxy Voting Service, the Proxy Voting Service will maintain the Advisor’s proxy-voting records).  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Advisor.  Records of the following will be included in the files:

1.	copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor receives regarding client securities (the Advisor may rely on third parties or EDGAR);

3.	A record of each vote that the Advisor casts;

4.
A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Advisor’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained.); and

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxie

SK 02081 0009 811115